UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2125

EquiTrust Series Fund, Inc.

(Exact name of registrant as specified in charter)

5400 University Avenue, West Des Moines IA 50266-5997

(Address of principal executive offices) (Zip code)

Kristi Rojohn, 5400 University Avenue, West Des Moines IA 50266-5997

(Name and address of agent for service)

Registrant’s telephone number, including area code: 515/225-5400

Date of fiscal year end: July 31, 2007

Date of reporting period: July 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1.	Reports to Stockholders.

EquiTrust Series Fund, Inc.

Annual Report

July 31, 2007

5400 University Avenue

West Des Moines, IA 50266

1-877-860-2904

1-515-225-5586

www.equitrust.com

This report is not to be distributed unless preceded or accompanied by a prospectus.

Shareholder Account Access now available at www.equitrust.com

737-028(07)

PRESIDENT’S LETTER

Dear Shareholder:

The major equity indexes turned in double-digit gains for the twelve months ended July 31, 2007. Large-cap stocks outperformed small-caps, as the The S&P 500 Stock Composite Index (the “S&P 500”, or “Index”) gained 16.12% for the period and the Russell 2000 returned 12.13%. Domestic stocks notably achieved most of their gains in the first half of the twelve-month period, as market downturns in February and again in July muted performance in the second half of the period. International stocks outperformed domestic equities, with the developed market MSCI EAFE gaining 24.42% for the twelve-month period and the MSCI Emerging Markets Index an astounding 50.94%.

Compared to equities, returns for domestic fixed-income benchmarks were generally more modest for the twelve months ended July 31, 2007. For example, the broad Lehman Brothers Aggregate Bond Index (the “Aggregate Index”) gained just 5.58% for the period. Low grade credit issues generally outperformed, as the Lehman Brothers High Yield Index (the “High Yield Index”) gained 6.56%. Treasury holdings also outperformed the Aggregate Index, however, with Lehman’s Treasury Index showing a gain of 5.90%.

This letter generally only covers the Series Fund’s fiscal year, which ended July 31, 2007. We would therefore normally discuss the fed funds rate and the Fed’s stance on the economy at the end of that period. However, the nation’s central bank faces a different world than it did even at the end of July. As you have likely read in the press or seen on the news, the deteriorating performance of subprime mortgages has contributed to a sudden global tightening of credit. That is, because of growing delinquencies among mortgage loans to high-risk borrowers, both consumers and businesses are having a harder time getting loans than they did just several months ago. Lenders are raising their standards and the return they require on loans, effectively cutting off credit to all but the highest quality borrowers.

Low quality consumer and business lending contributed outsized proportions of economic growth and stock market returns over the past several years. The disappearance of easy credit consequently presents a serious near-term risk to the U.S. economy and its stock markets. Many expect the Federal Open Market Committee (“FOMC”), of the Federal Reserve System, to begin cutting the fed funds rate at its September meeting, an action some feel necessary to limit the impact of the credit fall-out.

We feel that the economy faces substantial challenges regardless of the Fed’s action. Fortunately, history shows that periods of disturbances such as these do end, and that economic health and growth do return. It is in such an environment, in particular, that we continue to emphasize the importance of a strategic allocation plan. In that regard, the EquiTrust portfolios present opportunities for allocations to the domestic fixed-income and equity markets. Below is a summary of portfolio and market performance for the period ended July 31, 2007.

Money Market: The interest rates offered by money market funds are closely related to the target rates set by the FOMC. The FOMC meets several times throughout the year to determine the target Fed Funds rate, or overnight lending rates between banks. These rates have been held steady at 5.25% over the last eight meetings. The economy continues to show signs of weakness, while the FOMC contends that the overall economy is expanding noting the weakness in isolated sectors. Inflation expectations, the sub-prime housing market, and liquidity in the financial markets remain key risks to economic growth. The market is currently anticipating the FOMC will lower the target Fed Funds rate below 5.25% by the end of 2007.

High Grade Bond: Treasury yields fell over the twelve-month reporting period ended July 31, 2007. During the period the two-year Treasury fell by 43 basis points (“bp”) (0.43%) to 4.52%, the ten-year Treasury fell by 24 bp (0.24%) to 4.74% and the thirty year Treasury fell by 16 bp (0.16%) to 4.90%.

During this period, the High Grade Bond-Class A shares had a total return of 5.15% and the Class B shares had a total return of 4.73%. The Aggregate Index had a total return of 5.58% over the same period. The total returns for the major components of the Aggregate Index were as follows: U.S. Fixed-Rate Mortgage-Backed Securities (37% of the Aggregate Index), 5.60%; U.S. Treasury Securities (23% of the Aggregate Index) 5.92%; and U.S. Investment Grade Corporate Securities (18% of the Aggregate Index) 5.41%. The Aggregate Index had an effective duration of 4.63 as of July 31, 2007. In comparison, the Portfolio had approximately 53% in corporate securities, 32% of its assets invested in fixed-rate mortgage-backed securities, 11% in cash equivalents and 3% in Government Agencies. The effective duration of the Portfolio was 4.56 compared to 4.63 for the Aggregate Index. The Class A and B shares underperformed the Aggregate Index mainly because of expenses.

Credit spreads remain at narrow levels but the current level of Treasury yields does not seem unreasonable so we feel it is appropriate to maintain our risk level roughly in line with that of the Aggregate Index.

Strategic Yield: The High Yield Index produced a return of 6.56% over the twelve-month reporting period ended July 31, 2007, while the Lehman Brothers U.S. Investment Grade Corporate Index (the “Corporate Index”) returned 5.41%. The option adjusted spread on the High Yield Index finished the current period at 413 bp (4.13%), which was 81 bp (0.81%) more than at the start of the period. The High Yield Index was helped by a low level of actual defaults and the relative stability in the overall credit quality of the high yield market. Despite the increase in high yield spreads they continue to remain below historic levels.

During the twelve-month reporting period, the Series Class B shares of the Strategic Yield Portfolio produced a total return of 6.14% and the Series Class A returned 6.41% lagging that of the High Yield Index. Its performance was hindered by having a lower exposure to high yield issues than the High Yield Index and Portfolio expenses. At the end of the period the Portfolio had approximately 52% of its assets invested in securities rated high yield by Moody’s or S&P, 34% rated investment grade and 14% invested in cash equivalents.

The Portfolio has historically invested in a mix of high yield and investment grade issues attempting to find attractive issues in both markets. As always, we will attempt to seek out securities in both the investment grade and non-investment grade markets that we feel offer attractive potential returns for the amount of risk taken.

Managed: The Managed Portfolio’s A and B shares returned a non-standardized 9.80% and 9.27%, respectively, for the twelve-month period ended July 31, 2007. The S&P 500 gained 16.12% for the same period. The Portfolio’s equity holdings underperformed the Index, while the performance of its fixed-income and cash holdings was significantly below that of equities.

The Portfolio’s cash allocation declined from a year ago as we added to the Portfolio’s position in large-cap stocks and high quality fixed-income issues. On July 31, 2007, the Portfolio contained allocations of around 63% equity, 28% fixed-income securities and just over 9% cash. That compares to an allocation of just over 58% equity, around 25% fixed-income and close to 16% cash at July 31, 2006. The cash allocation is a function of the value we see in the equity and fixed-income markets. We have been buying attractively valued equities, primarily large-caps, as available, and added to the Portfolio’s high quality GNMA position when interest rates jumped in June.

Value Growth: The Value Growth Portfolio’s A and B shares recorded non-standardized returns of 13.84% and 13.29%, respectively, for the twelve months ended July 31, 2007. Again, this compared to a gain of 16.12% for the S&P 500. The Index recorded gains of around 30% in its technology, materials and telecommunications sectors. Its energy and consumer discretionary constituents additionally accounted for substantial portions of the S&P 500’s performance. The Index was weakest in its financials and health care weightings.

Value Growth performed most strongly in its industrials and technology positions. Similar to the Index, its financials and health care holdings were the lowest-performing for the period. In spite of the Portfolio’s better-performing technology holdings, it trailed the S&P 500 because of a relatively smaller weighting to the sector. It additionally lagged the Index’s consumer discretionary and telecommunication services weightings due to underweight positions.

Across domestic and even foreign equity markets, we continue to find the most value in the domestic large- and mega-cap segments. At period-end, the Portfolio’s weight in these segments stood at 81%, relative to a three-year average of just under 66%.

Blue Chip: The Blue Chip Portfolio passively tracks the direction of the large capitalization equity market. It remains substantially invested in common stocks of large companies and is designed for those investors who prefer substantial exposure to common stocks at all times or who wish to make their own market value judgments. The Portfolio performed in-line with the S&P 500 for the twelve-month period ended July 31, 2007. It’s A and B shares returned 16.29% and 15.98%, respectively, while the S&P 500 gained 16.12%. The Portfolio primarily consists of the largest stocks in the S&P 500. Consequently, its performance roughly matched that of the Index given the leadership of these stocks relative to the Index’s and equity market’s smaller constituents.

We appreciate your investment in the Fund and we take seriously our task of seeking to grow and protect that investment. Thank you for continued support of the Fund.

Craig A. Lang

President

July 17, 2007

An investment in the Money Market Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the net asset value of $1.00 per share, it is possible to lose money by investing in the Portfolio.

Past performance is not a guarantee of future results.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

PERFORMANCE GRAPH WORKSHEET

Comparison of Change in Value of $10,000 Investment in the High Grade Bond Portfolio and Lehman Brothers U.S. Aggregate Index

During the twelve-month period ended July 31, 2007, the High Grade Bond Portfolio underperformed the Aggregate Index as reflected by the 5.15% and 4.73% non-standardized total returns produced by the Portfolio’s Class A and Class B shares, respectively, versus the 5.58% total return produced by the Aggregate Index.

The total returns for the major components of the Aggregate Index for this period were as follow: U.S. Fixed Rate Mortgage-backed (37% of the Index), 5.60%; U.S. Treasury (23% of the Index) 5.92%; and U.S. Investment Grade Corporate (18% of the Index), 5.41%, with an effective duration1 of 4.63. In comparison, the Portfolio had approximately 53% of its assets invested in corporate securities, 32% in mortgage-backed securities, 11% in cash equivalents and 3% in Government Agencies. The Portfolio had an effective duration of 4.56. Based on this measure, both the Portfolio and the Aggregate Index would be expected to respond relatively the same to any given movement in interest rates. The Portfolio was unable to overcome its underlying Fund expenses and trailed the Index by 85 bp (0.85%) over the period.

During the reporting period, the major changes to the Portfolio were a 5% increase in its exposure to Corporate securities, a 6% decrease in mortgage-backed securities and a 1% increase in cash equivalents. Our current view is that the general level of interest rates is reasonable and it is prudent to maintain Portfolio duration near that of the Aggregate Index.

[1]	Duration is a measure of interest rate risk for individual securities and portfolios. The lower the duration for a security or portfolio, the less sensitive it is to movements in interest rates.

PERFORMANCE GRAPH WORKSHEET

Comparison of Change in Value of $10,000 Investment in the Strategic Yield Portfolio and Lehman Brothers U.S. Credit/High Yield Index

During the twelve-month period ended July 31, 2007, the Strategic Yield Portfolio’s 6.41% total return produced by its Class A shares and 6.14% total return produced by its Class B shares exceeded the 5.79% total return produced by the U.S. Credit/High Yield Index.

The total returns for the two components of the High Yield Index over this period were as follows: U.S. Investment Grade Credit (76% of the Index), 5.53%, and High Yield (24% of the Index), 6.56%. In comparison, the Portfolio had approximately 52% of its assets invested in corporate securities rated as non-investment grade or high yield by Moody’s and/or Standard & Poor’s, 34% of its assets invested in corporate securities rated investment grade by both Moody’s and Standard & Poor’s, and 14% of its assets invested in cash equivalents.

The Portfolio had a higher return than the U.S. Credit/High Yield Index during the period because its larger exposure to high yield issues coupled with the outperformance of its securities holdings was more than enough to offset Portfolio expenses.

During the period, the major changes in the Portfolio were a 4% decrease in its exposure to high yield issues, a 5% decrease in investment grade rated assets and a 9% increase in cash equivalents.

Although spreads have widened recently, we tend to continue to view the high yield markets as fully valued. As always, we will attempt to seek out securities in both the investment grade and non-investment grade markets that we feel offer attractive potential returns for the amount of risk taken.

PERFORMANCE GRAPH WORKSHEET

Comparison of Change in Value of $10,000 Investment in the Managed Portfolio and S&P 500 Composite Index

For the twelve-month period, the Managed Portfolio generated a return of 9.80% (Class A shares) and 9.27% (Class B shares), respectively, compared to the S&P 500’s gain of 16.12%. This Portfolio is a tactical asset allocation portfolio with an investment emphasis on securities producing both income and the potential for capital appreciation. For this reason, neither its performance nor its constitution will likely mirror any one particular equity index over long periods of time.

The Portfolio’s equity holdings underperformed the S&P 500 primarily due to lighter relative positions in the technology and consumer discretionary sectors. We have increased the Portfolio’s allocation to the technology sector modestly in the past several years, but we continue to find few attractive opportunities. Opportunities in the consumer discretionary sector have been sparse as well. The Portfolio performed best in the consumer staples, health care and industrials sectors and is overweight in all three. We continue to focus on high-quality large- and mega-cap stocks for the Portfolio’s equity holdings.

The Portfolio’s fixed-income and cash allocation position recorded gains but also underperformed the S&P 500 for the period. We increased the Portfolio’s exposure to high quality GNMA issues in May and June when the yield on the 10-year Treasury jumped to 5.25%. Yields have pulled back substantially since, making equities more attractive on a relative basis.

PERFORMANCE GRAPH WORKSHEET

Comparison of Change in Value of $10,000 Investment in the Value Growth Portfolio and S&P 500

The Value Growth Portfolio trailed the S&P 500 for the twelve months ended July 31, 2007 with 13.84% (Class A shares) and 13.29% (Class B shares), respectively, compared to 16.12% for the S&P 500.

Roughly half of the S&P 500’s return for the period was attributable to three sectors: energy, industrials and technology. The exploration & production and oil services industries continued their earnings growth over the prior twelve months. In the industrials sector, the Index benefited from strong gains among its conglomerate and machinery constituents. Positive technology stock performance was broad, with computer & peripherals such as Apple, Hewlett-Packard and IBM contributing the most to the S&P 500’s gains here.

The Portfolio’s energy, industrials and technology holdings were also its best performers for the period, but its holdings in the energy and technology sectors contributed to the Portfolio’s underperformance relative to the Index. The Portfolio recorded its best relative performance in its high quality industrials, consumer staples and health care holdings.

Although the equity markets carry an attractive valuation relative to historical measures as the February and July corrections indicate, this does not always prevent stocks from getting cheaper. We continue to see the best risk-adjusted opportunities in large- and mega-cap domestic stocks.

PERFORMANCE GRAPH WORKSHEET

Comparison of Change in Value of $10,000 Investment in the Blue Chip Portfolio and S&P 500

The Blue Chip Portfolio is designed to represent the large-capitalization sector of the domestic equity market and remains substantially invested in approximately 50 such common stock issues. Given the Portfolio’s constitution, its performance will track that of the broad-market S&P 500, but will be most similar to that of the large-capitalization segment within the S&P 500.

The Portfolio’s Class A shares returned 16.29% and its Class B shares returned 15.98% for the twelve months ended July 31, 2007 compared to 16.12% for the S&P 500. In prior periods, the S&P 500’s performance had primarily been driven by its smaller constituents. However, the domestic equity market continues to undergo a leadership shift to large- and mega-cap stocks resulting in the Index’s larger constituents beginning to drive its performance.

The Blue Chip Portfolio is most concentrated in the S&P 500’s largest companies, such as General Electric, Bank of America, Johnson & Johnson and Proctor & Gamble. Consequently, the Portfolio’s performance once again is closely tracking that of the Index. We continue to expect the Portfolio to perform similarly to the S&P 500 as long as the Index’s performance is driven by the large domestic stocks.

EQUITRUST SERIES FUND, INC.

July 31, 2007

Value Growth Portfolio

Portfolio Holdings by Industry Sector

High Grade Bond Portfolio

Portfolio Holdings by Credit Quality and Type of Security**

Strategic Yield Portfolio

Portfolio Holdings by Credit Quality and Type of Security**

*	This category may include short-term investments in commercial paper, money market mutual funds and U.S. government agencies, along with cash, receivables, prepaid expenses and other assets, less liabilities.
**	Credit quality as reported by Standard & Poor’s.

EQUITRUST SERIES FUND, INC.

July 31, 2007

Managed Portfolio

Portfolio Holdings by Industry Sector

Money Market Portfolio

Portfolio Holdings by Asset Type

Blue Chip Portfolio

Portfolio Holdings by Industry Sector

*	This category may include short-term investments in commercial paper, money market mutual funds and U.S. government agencies, along with cash, receivables, prepaid expenses and other assets, less liabilities.

Expense Example:

As a shareholder of the Fund, you may incur two types of costs: (1) transactional costs, including sales charges (loads) on purchase payments (Class A shares only, except for the Money Market Portfolio), or contingent deferred sales charges if your investment is held for six years or less (Class B shares only); and (2) ongoing costs, including management fees; distribution (12b-1) fees (Class A and Class B shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a given Portfolio and Share Class of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested on February 1, 2007 and held until July 31, 2007.

Actual Expenses –

The first line for each Portfolio and Share Class in the following table provides information about actual account values and actual expenses for that Portfolio and Share Class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” for the same Portfolio and Share Class to estimate the expenses you paid on your account during this period. The Fund also charges Class A and Class B shareholders with certain retirement and savings accounts an annual fee of $20 per year for fiduciary expenses regardless of the number of Class A and Class B accounts held. These shareholders should divide the annual fee by the number of accounts owned and reduce their ending account value and increase their expenses by that portion of the annual fee (adjusted for a one-half year period) to estimate total ongoing expenses.

Hypothetical Example for Comparison Purposes –

The second line for each Portfolio and Share Class in the following table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of that Portfolio and Share Class and an assumed rate of return of 5% per year before expenses, which is not the actual return of the Portfolio and Share Class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a given Portfolio and Share Class of the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The Fund also charges Class A and Class B shareholders with certain retirement and savings accounts an annual fee of $20 per year for fiduciary expenses regardless of the number of Class A and Class B accounts held. These shareholders should divide the annual fee by the number of accounts owned and reduce their ending account value and increase their expenses by that portion of the annual fee (adjusted for a one-half year period) to estimate total ongoing expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) (Class A shares only, except for the Money Market Portfolio) or contingent deferred sales charges (Class B shares only). Therefore, the second line for each Portfolio and Share Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transactional costs were included, your costs would have been higher.

Portfolio and Share Class	Beginning Account Value 2/01/2007	Ending Account Value 7/31/2007	Expenses Paid During Period 2/1/2007 - 7/31/2007	Annualized Expense Ratio (1)
Value Growth — Class A				1.34%
Actual	$1,000	$1,025.87	$6.75
Hypothetical (2)	$1,000	$1,018.34	$6.72

Value Growth — Class B				1.60%
Actual	$1,000	$1,024.66	$8.04
Hypothetical (2)	$1,000	$1,017.06	$8.01

Value Growth — Class I				0.78%
Actual	$1,000	$1,029.51	$3.94
Hypothetical (2)	$1,000	$1,021.12	$3.92

High Grade Bond — Class A				1.52%
Actual	$1,000	$1,012.53	$7.59
Hypothetical (2)	$1,000	$1,017.46	$7.61

High Grade Bond — Class B				1.74%
Actual	$1,000	$1,011.32	$8.67
Hypothetical (2)	$1,000	$1,016.38	$8.69

High Grade Bond — Class I				0.75%
Actual	$1,000	$1,016.31	$3.76
Hypothetical (2)	$1,000	$1,021.27	$3.77

Strategic Yield — Class A				1.74%
Actual	$1,000	$1,005.81	$8.66
Hypothetical (2)	$1,000	$1,016.37	$8.70

Strategic Yield — Class B				2.03%
Actual	$1,000	$1,005.43	$10.08
Hypothetical (2)	$1,000	$1,014.95	$10.13

Strategic Yield — Class I				0.96%
Actual	$1,000	$1,010.61	$4.77
Hypothetical (2)	$1,000	$1,020.26	$4.79

Managed — Class A				1.56%
Actual	$1,000	$1,019.68	$7.79
Hypothetical (2)	$1,000	$1,017.29	$7.78

Managed — Class B				2.00%
Actual	$1,000	$1,017.23	$9.98
Hypothetical (2)	$1,000	$1,015.10	$9.97

Managed — Class I				0.86%
Actual	$1,000	$1,023.76	$4.31
Hypothetical (2)	$1,000	$1,020.74	$4.30

Money Market — Class A				1.75%
Actual	$1,000	$1,017.36	$8.73
Hypothetical (2)	$1,000	$1,016.34	$8.73

Money Market — Class B				2.00%
Actual	$1,000	$1,016.07	$9.98
Hypothetical (2)	$1,000	$1,015.10	$9.98

Money Market — Class I				1.02%
Actual	$1,000	$1,021.01	$5.09
Hypothetical (2)	$1,000	$1,019.96	$5.09

Blue Chip — Class A				1.21%
Actual	$1,000	$1,032.18	$6.10
Hypothetical (2)	$1,000	$1,019.00	$6.06

Blue Chip — Class B				1.36%
Actual	$1,000	$1,031.33	$6.83
Hypothetical (2)	$1,000	$1,018.28	$6.78

Blue Chip — Class I				0.46%
Actual	$1,000	$1,035.94	$2.32
Hypothetical (2)	$1,000	$1,022.72	$2.30

(1)	Expenses are equal to the Annualized Expense Ratio as shown in the table for each Portfolio and Class, multiplied by the average account value over the period, multiplied by 181 days and divided by 365 to reflect the one-half year period.
(2)	Hypothetical examples are based on 5% return before expenses.

EQUITRUST SERIES FUND, INC.

STATEMENTS OF ASSETS AND LIABILITIES

July 31, 2007

	Value Growth Portfolio	High Grade Bond Portfolio	Strategic Yield Portfolio	Managed Portfolio	Money Market Portfolio	Blue Chip Portfolio
ASSETS
Investments in securities, at value (cost—$74,428,873; $13,824,713; $13,003,627; $41,815,325; $3,198,473; and $38,356,635, respectively)	$79,729,216	$13,851,564	$13,099,832	$46,630,428	$3,198,473	$61,833,563
Cash	—	—	—	—	3,929	—
Receivables:
Accrued dividends and interest	45,784	140,262	193,307	99,852	3,419	61,221
Fund shares sold	12,286	426	2,327	1,764	—	2,142
Portfolio securities sold	—	—	—	—	—	1,607,215
Prepaid expense and other assets .	2,247	406	377	1,333	86	1,727

Total Assets	79,789,533	13,992,658	13,295,843	46,733,377	3,205,907	63,505,868

LIABILITIES
Payable to EquiTrust Investment Management Services, Inc.	29,716	6,763	7,663	20,754	1,444	30,245
Portfolio securities purchased	—	—	—	500,885	—	636,411
Payable for fund shares redeemed	198,522	—	16,339	69,027	—	30,174
Dividends payable	—	3,695	8,639	—	8,878	—
Accrued expenses	19,405	8,189	7,517	10,458	5,704	12,031

Total Liabilities	247,643	18,647	40,158	601,124	16,026	708,861

NET ASSETS	$79,541,890	$13,974,011	$13,255,685	$46,132,253	$3,189,881	$62,797,007

ANALYSIS OF NET ASSETS
Capital stock (5,000,000,000 shares authorized, $0.001 par value)	$5,013	$1,362	$1,384	$2,979	$3,189	$1,314
Paid-in capital	73,836,146	13,955,061	14,071,690	39,559,314	3,186,692	37,030,191
Accumulated undistributed net investment income	1,140,739	—	—	49,251	—	371,024
Accumulated undistributed net realized gain (loss) from investment transactions	(740,351)	(9,263)	(913,594)	1,705,606	—	1,917,550
Net unrealized appreciation of investments	5,300,343	26,851	96,205	4,815,103	—	23,476,928

NET ASSETS	$79,541,890	$13,974,011	$13,255,685	$46,132,253	$3,189,881	$62,797,007

See accompanying notes.

EQUITRUST SERIES FUND, INC.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

July 31, 2007

	Value Growth Portfolio	High Grade Bond Portfolio	Strategic Yield Portfolio	Managed Portfolio	Money Market Portfolio	Blue Chip Portfolio
NET ASSET VALUE PER SHARE
Class A: Net Assets	$57,169,804	$6,506,504	$6,672,596	$29,245,372	$469,452	$35,062,338
Shares issued and outstanding	3,605,277	634,340	696,329	1,889,720	469,452	733,673
Net asset value and redemption price per share	$15.86	$10.26	$9.58	$15.48	$1.00	$47.79

Public offering price per share (net asset value per share divided by 94.25%, 96.25%, 96.25%, 94.25%, 100% and 94.25%, respectively)	$16.83	$10.66	$9.95	$16.42	$1.00	$50.71

Class B: Net Assets	$11,649,715	$2,894,594	$1,828,879	$7,618,137	$224,532	$14,129,664
Shares issued and outstanding	737,843	282,270	190,888	492,723	224,532	296,051
Net asset value per share	$15.79	$10.25	$9.58	$15.46	$1.00	$47.73

Class I: Net Assets	$10,722,371	$4,572,913	$4,754,210	$9,268,744	$2,495,897	$13,605,005
Shares issued and outstanding	667,923	445,549	496,372	595,515	2,495,897	282,632
Net asset value per share	$16.05	$10.26	$9.58	$15.56	$1.00	$48.14

See accompanying notes.

EQUITRUST SERIES FUND, INC.

STATEMENTS OF OPERATIONS

Year Ended July 31, 2007

	Value Growth Portfolio	High Grade Bond Portfolio	Strategic Yield Portfolio	Managed Portfolio	Money Market Portfolio	Blue Chip Portfolio
INVESTMENT INCOME
Dividends	$1,736,208	$24,407	$34,182	$909,298	$—	$1,370,693
Interest	496,845	836,029	936,951	955,922	167,096	65,316
Less foreign tax withholding	(3,705)	—	—	(2,102)	—	—

Total Investment Income	2,229,348	860,436	971,133	1,863,118	167,096	1,436,009
EXPENSES
Paid to Affiliates:
Investment advisory and management fees	405,162	57,776	71,870	280,966	8,013	155,942
Transfer and dividend disbursing agent fees	156,960	34,391	40,118	121,939	6,053	159,061
Distribution fees	209,756	32,076	26,612	115,626	2,520	162,161
Administrative service fees	177,641	24,287	21,560	94,787	1,899	123,516
Accounting fees	30,000	7,222	6,534	23,414	1,603	30,000
Custodian fees	19,724	8,361	7,480	15,966	4,826	16,696
Professional fees	33,170	10,852	10,606	14,429	8,365	19,631
Directors’ fees and expenses	10,393	1,865	1,671	6,015	411	8,000
Reports to shareholders	29,813	5,344	4,861	17,341	1,213	23,326
Registration fees	12,204	7,899	8,243	9,399	8,262	9,700
Miscellaneous	7,008	1,274	1,130	4,036	279	5,338

Total Expenses	1,091,831	191,347	200,685	703,918	43,444	713,371
Expense reimbursement	—	—	(3,389)	(1,757)	(5,938)	—
Fees paid indirectly	(3,352)	(613)	(559)	(2,294)	(173)	(2,778)

Net Expenses	1,088,479	190,734	196,737	699,867	37,333	710,593

Net Investment Income	1,140,869	669,702	774,396	1,163,251	129,763	725,416
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from investment transactions	4,952,414	2,818	10,130	1,942,685	—	2,400,482
Change in unrealized appreciation of investments	4,312,528	80,714	57,686	1,260,956	—	6,187,341

Net Gain on Investments	9,264,942	83,532	67,816	3,203,641	—	8,587,823

Net Increase in Net Assets Resulting from Operations	$10,405,811	$753,234	$842,212	$4,366,892	$129,763	$9,313,239

See accompanying notes.

EQUITRUST SERIES FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Value Growth Portfolio		High Grade Bond Portfolio		Strategic Yield Portfolio
	Year Ended July 31, 2007	Year Ended July 31, 2006	Year Ended July 31, 2007	Year Ended July 31, 2006	Year Ended July 31, 2007	Year Ended July 31, 2006
OPERATIONS
Net investment income	$1,140,869	$515,328	$669,702	$630,664	$774,396	$699,799
Net realized gain from investment transactions	4,952,414	11,166,298	2,818	40,092	10,130	134,441
Change in unrealized appreciation (depreciation) of investments	4,312,528	(10,005,044)	80,714	(513,265)	57,686	(654,270)

Net Increase in Net Assets Resulting from Operations	10,405,811	1,676,582	753,234	157,491	842,212	179,970

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Class A	(374,226)	(211,474)	(300,523)	(292,647)	(383,583)	(359,443)
Class B	(35,889)	(50,167)	(121,954)	(134,747)	(102,566)	(119,477)
Class I	(105,329)	(68,046)	(247,225)	(203,270)	(288,247)	(220,879)
Net realized gain from investment transactions:
Class A	—	—	—	—	—	—
Class B	—	—	—	—	—	—
Class I	—	—	—	—	—	—

Total Dividends and Distributions	(515,444)	(329,687)	(669,702)	(630,664)	(774,396)	(699,799)
CAPITAL SHARE TRANSACTIONS	(7,315,633)	(6,415,413)	(395,360)	(310,840)	525,093	(231)

Total Increase (Decrease) in Net Assets	2,574,734	(5,068,518)	(311,828)	(784,013)	592,909	(520,060)

NET ASSETS
Beginning of year	76,967,156	82,035,674	14,285,839	15,069,852	12,662,776	13,182,836

End of year (including accumulated undistributed net investment income as set forth below)	$79,541,890	$76,967,156	$13,974,011	$14,285,839	$13,255,685	$12,662,776

Accumulated Undistributed Net Investment Income	$1,140,739	$515,314	$—	$—	$—	$—

See accompanying notes.

EQUITRUST SERIES FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Managed Portfolio		Money Market Portfolio		Blue Chip Portfolio
	Year Ended July 31, 2007	Year Ended July 31, 2006	Year Ended July 31, 2007	Year Ended July 31, 2006	Year Ended July 31, 2007	Year Ended July 31, 2006
OPERATIONS
Net investment income	$1,163,251	$700,092	$129,763	$96,588	$725,416	$601,044
Net realized gain from investment transactions	1,942,685	4,168,522	—	—	2,400,482	3,128,542
Change in unrealized appreciation (depreciation) of investments	1,260,956	(3,037,212)	—	—	6,187,341	(821,661)

Net Increase in Net Assets Resulting from Operations	4,366,892	1,831,402	129,763	96,588	9,313,239	2,907,925

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Class A	(702,928)	(428,988)	(17,971)	(16,303)	(359,346)	(266,638)
Class B	(148,765)	(103,077)	(7,717)	(21,613)	(88,884)	(128,965)
Class I	(262,442)	(168,149)	(104,075)	(58,672)	(218,485)	(190,201)
Net realized gain from investment transactions:
Class A	(2,388,161)	—	—	—	—	—
Class B	(612,081)	—	—	—	—	—
Class I	(691,415)	—	—	—	—	—

Total Dividends and Distributions	(4,805,792)	(700,214)	(129,763)	(96,588)	(666,715)	(585,804)
CAPITAL SHARE TRANSACTIONS	1,544,455	(1,105,089)	(189,317)	(74,036)	(3,890,035)	(4,176,430)

Total Increase (Decrease) in Net Assets	1,105,555	26,099	(189,317)	(74,036)	4,756,489	(1,854,309)

NET ASSETS
Beginning of year	45,026,698	45,000,599	3,379,198	3,453,234	58,040,518	59,894,827

End of year (including accumulated undistributed net investment income as set forth below)	$46,132,253	$45,026,698	$3,189,881	$3,379,198	$62,797,007	$58,040,518

Accumulated Undistributed Net Investment Income	$49,251	$135	$—	$—	$371,024	$312,323

See accompanying notes.

EQUITRUST SERIES FUND, INC.

SCHEDULE OF INVESTMENTS

VALUE GROWTH PORTFOLIO

July 31, 2007

	Shares Held	Value

COMMON STOCKS (92.50%)
APPAREL AND OTHER TEXTILE PRODUCTS (0.32%)
Jones Apparel Group, Inc.	10,100	$252,096

BUSINESS SERVICES (5.25%)
Compuware Corp. (1)	29,950	279,434
eBay Inc. (1)	13,555	439,182
Electronic Data Systems Corp.	8,755	236,297
Intuit Inc. (1)	14,060	402,678
Microsoft Corp.	47,253	1,369,864
Oracle Corp. (1)	34,600	661,552
Symantec Corp. (1)	35,583	683,194
Western Union Co. (The)	5,130	102,343

		4,174,544
CHEMICALS AND ALLIED PRODUCTS (12.85%)
Abbott Laboratories	12,450	631,091
Amgen, Inc. (1)	7,590	407,887
Colgate-Palmolive Co.	6,375	420,750
Dow Chemical Co.	4,890	212,617
E.I. du Pont de Nemours & Co.	17,765	830,158
Genentech, Inc. (1)	5,500	409,090
GlaxoSmithKline PLC	7,675	392,039
Johnson & Johnson	24,269	1,468,275
KV Pharmaceutical Co.- Class A (1)	15,150	414,201
Mylan Laboratories, Inc.	12,000	192,360
Novartis AG	6,970	376,031
Pfizer, Inc.	67,589	1,589,017
Procter & Gamble Co.	13,750	850,575
Schering-Plough Corp.	19,940	569,088
Teva Pharmaceutical Industries, Ltd.	23,334	980,495
Wyeth	9,830	476,952

		10,220,626
COMMUNICATIONS (3.02%)
Alltel Corp.	6,400	422,080
Comcast Corp.-Class A (1)	25,237	662,976
Sprint Nextel Corp.	39,343	807,712
Verizon Communications, Inc.	12,000	511,440

		2,404,208
DEPOSITORY INSTITUTIONS (7.17%)
Bank of America Corp.	27,682	1,312,680
Bank of New York Mellon Corp.,	21,602	919,165
Citigroup, Inc	30,349	1,413,353
National City Corp.	10,030	294,782
New York Community Bancorp, Inc.	29,770	483,167
Regions Financial Corp.	12,965	389,858
U. S. Bancorp	10,922	327,114
Wachovia Corp.	11,922	562,838

		5,702,957

	Shares Held	Value

ELECTRIC, GAS AND SANITARY SERVICES (2.84%)
Atmos Energy Corp.	15,103	$423,941
CMS Energy Corp.	31,400	507,424
Helmerich & Payne	15,200	492,024
Pinnacle West Capital Corp.	9,900	371,052
Xcel Energy, Inc.	23,065	468,220

		2,262,661

ELECTRONIC AND OTHER ELECTRICAL EQUIPMENT (9.11%)
Adaptec, Inc. (1)	57,700	201,950
ADC Telecommunications, Inc. (1)	25,651	479,417
Cisco Systems, Inc. (1)	42,500	1,228,675
ECI Telecom, Ltd. (1)	20,000	186,600
Emerson Electric Co.	5,800	273,006
General Electric Co.	92,025	3,566,889
Helen of Troy, Ltd. (1)	12,088	268,474
Intel Corp.	25,100	592,862
JDS Uniphase Corp. (1)	15,400	220,682
Qualcomm, Inc.	5,400	224,910

		7,243,465
FABRICATED METAL PRODUCTS (0.92%)
Illinois Tool Works	13,310	732,716

FOOD AND KINDRED PRODUCTS (3.99%)
Anheuser-Busch Cos., Inc.	8,955	436,735
Coca-Cola Co. (The)	19,010	990,611
Coca-Cola Enterprises, Inc.	23,540	533,416
General Mills, Inc.	4,000	222,480
Kraft Foods, Inc.	4,425	144,919
PepsiCo, Inc.	12,935	848,795

		3,176,956
FOOD STORES (0.46%)
Kroger Co.	13,998	363,388

GENERAL MERCHANDISE STORES (1.99%)
Target Corp.	16,110	975,783
Wal-Mart Stores, Inc.	13,235	608,148

		1,583,931
HEALTH SERVICES (0.72%)
Health Management Associates, Inc.	37,900	305,474
Lifepoint Hospitals, Inc. (1)	8,932	263,941

		569,415
HOLDING AND OTHER INVESTMENT OFFICES (0.67%)
H & Q Life Sciences Investors	40,855	535,200

EQUITRUST SERIES FUND, INC.

SCHEDULE OF INVESTMENTS

VALUE GROWTH PORTFOLIO (continued)

	Shares Held	Value

COMMON STOCKS (continued)
INDUSTRIAL MACHINERY AND EQUIPMENT (5.29%)
3M Co.	16,485	$1,465,846
Deere & Co.	2,740	329,951
EMC Corp. (1)	67,200	1,243,872
Hewlett-Packard Co.	10,700	492,521
Ingersoll-Rand Co., Ltd.- Class A	11,475	577,422
Solectron Corp. (1)	26,600	100,016

		4,209,628
INSTRUMENTS AND RELATED PRODUCTS (6.05%)
Agilent Technologies, Inc. (1)	12,000	457,800
Becton Dickinson & Co.	13,246	1,011,465
Boston Scientific Corp. (1)	6,610	86,921
Danaher Corp.	2,900	216,572
Excel Technology, Inc. (1)	8,000	200,080
Medtronic, Inc.	16,660	844,162
Stryker Corp.	9,270	578,726
Thermo Fisher Scientific, Inc. (1)	18,144	947,298
Zimmer Holdings, Inc. (1)	5,980	465,005

		4,808,029
INSURANCE AGENTS, BROKERS AND SERVICE (0.51%)
Arthur J. Gallagher & Co.	14,850	409,563

INSURANCE CARRIERS (3.51%)
Allstate Corp.	6,225	330,859
American International Group, Inc.	13,040	836,907
EMC Insurance Group, Inc.	650	16,009
MBIA, Inc.	6,644	372,728
MetLife, Inc.	10,170	612,437
Safeco Corp.	4,120	240,896
Wellpoint, Inc. (1)	5,108	383,713

		2,793,549
METAL MINING (2.05%)
Barrick Gold Corp.	31,792	1,045,957
Newmont Mining Corp.	14,000	584,500

		1,630,457
MOTION PICTURES (1.42%)
News Corp.-Class A	22,810	481,747
Time Warner, Inc.	33,590	646,943

		1,128,690
MOTOR FREIGHT TRANSPORTATION AND WAREHOUSING (0.93%)
United Parcel Service, Inc.-Class B	7,005	530,419
Werner Enterprises, Inc.	10,930	212,479

		742,898

	Shares Held	Value

NONDEPOSITORY INSTITUTIONS (0.97%)
Federal Home Loan Mortgage Corp.	9,600	$549,792
SLM Corp.	4,440	218,315

		768,107
OIL AND GAS EXTRACTION (6.33%)
Anadarko Petroleum Corp.	9,900	498,267
Apache Corp.	7,100	573,325
Baker Hughes, Inc.	6,300	498,015
BJ Services, Inc.	12,700	332,105
Devon Energy Corp.	5,400	402,894
Noble Corp.	5,900	604,514
Occidental Petroleum Co.	13,130	744,734
Rowan Cos., Inc.	21,100	890,209
Weatherford Intl, Inc. (1)	8,800	486,904

		5,030,967
PAPER AND ALLIED PRODUCTS (1.61%)
Abitibi Consolidated, Inc. (1)	143,400	339,858
Kimberly-Clark Corp.	14,025	943,462

		1,283,320
PERSONAL SERVICES (0.74%)
Cintas Corp.	16,150	590,444

PETROLEUM AND COAL PRODUCTS (4.28%)
BP PLC	7,500	520,500
Chevron Corp.	20,000	1,705,200
ConocoPhillips	14,628	1,182,528

		3,408,228
PRIMARY METAL INDUSTRIES (0.61%)
Northwest Pipe Co. (1)	14,315	481,127

PRINTING AND PUBLISHING (1.10%)
Belo Corp.-Series A	18,030	322,737
R.R. Donnelley & Sons Co.	10,960	463,170
Tribune Co.	3,108	86,900

		872,807
RAILROAD TRANSPORTATION (0.47%)
Union Pacific Corp.	3,130	372,908

RETAIL-DRUG AND PROPRIETARY STORES (0.74%)
Walgreen Co.	13,400	592,012

RETAIL-HOME FURNITURE AND FURNISHINGS STORES (0.37%)
Bed Bath & Beyond, Inc. (1)	8,390	290,630

RETAIL-LUMBER & OTHER BUILDING MATERIAL DEALERS (0.70%)
Lowe’s Companies	19,835	555,578

EQUITRUST SERIES FUND, INC.

SCHEDULE OF INVESTMENTS

VALUE GROWTH PORTFOLIO (continued)

	Shares Held	Value

COMMON STOCKS (continued)
SECURITY AND COMMODITY BROKERS (0.87%)
Adams Express Co.	29,800	$432,100
Ameriprise Financial, Inc.	4,295	258,860

		690,960
TOBACCO PRODUCTS (0.53%)
Altria Group, Inc.	6,395	425,076

TRANSPORTATION EQUIPMENT (3.58%)
Federal Signal Corp.	17,200	231,340
Honeywell International, Inc.	29,800	1,713,798
ITT Industries, Inc.	14,340	901,699

		2,846,837
WHOLESALE TRADE-NONDURABLE GOODS (0.53%)
SYSCO Corp.	13,235	421,932

Total Common Stocks (Cost $68,275,567)		73,575,910

SHORT-TERM INVESTMENTS (7.74%)
MONEY MARKET MUTUAL FUND (0.05%)
JP Morgan U.S. Treasury Plus Money Market Fund (Cost $38,034)	38,034	38,034

	Principal Amount
COMMERCIAL PAPER (2.04%)
NONDEPOSITORY INSTITUTIONS
American Express Credit Corp., 5.27%, due 08/15/07	$725,000	725,000
HSBC Finance Corp., 5.27%, due 08/10/07	900,000	900,000

Total Commercial Paper (Cost $1,625,000)		1,625,000

	Principal Amount	Value

UNITED STATES GOVERNMENT AGENCIES (5.65%)
Federal Home Loan Bank, due 08/07/07	$1,000,000	$999,147
Federal Home Loan Bank, due 08/17/07	1,200,000	1,197,255
Federal Home Loan Bank, due 08/24/07	1,000,000	996,718
Federal National Mortgage Assoc., due 08/01/07	873,000	873,000
Federal National Mortgage Assoc., due 08/15/07	425,000	424,152

Total United States Government Agencies (Cost $4,490,272)		4,490,272

Total Short-Term Investments (Cost $6,153,306)		6,153,306

Total Investments (100.24%) (Cost $74,428,873)		79,729,216

OTHER ASSETS LESS LIABILITIES (-0.24%)
Cash, receivables, prepaid expense and other assets, less liabilities		(187,326)

Total Net Assets (100.00%)		$79,541,890

(1)	Non-income producing securities.

See accompanying notes.

EQUITRUST SERIES FUND, INC.

SCHEDULE OF INVESTMENTS

HIGH GRADE BOND PORTFOLIO

July 31, 2007

	Principal Amount	Value

CORPORATE BONDS (51.87%)
DEPOSITORY INSTITUTIONS (9.53%)
Comerica Bank, 5.20% due 08/22/17	$300,000	$282,363
Huntington National Bank, 5.50%, due 02/15/16 .	300,000	291,300
PNC Preferred FD, 144A, 6.517%, due 12/31/49 (1)	500,000	514,665
Washington Mutual Bank, 5.65%, due 08/15/14	250,000	243,555

		1,331,883
ELECTRIC, GAS AND SANITARY SERVICES (11.17%)
Maritime & NE Pipeline, 144A, 7.70%, due 11/30/19 (1)	600,000	665,508
Oglethorpe Power Corp., 6.974%, due 06/30/11	356,000	365,512
PacifiCorp, 6.90%, due 11/15/11	500,000	529,655

		1,560,675
FOOD AND KINDRED PRODUCTS (1.39%)
Diageo Capital PLC, 4.375%, due 05/03/10	200,000	194,864

FOOD STORES (1.14%)
Ahold Finance USA, Inc., 8.25%, due 07/15/10	150,000	159,375

HOLDING AND OTHER INVESTMENT OFFICES (4.95%)
Security Capital Pacific, 7.20%, due 03/01/13	225,000	236,741
Washington REIT, 6.898%, due 02/25/18	450,000	454,460

		691,201
INSURANCE CARRIERS (4.37%)
Prudential Financial, Inc., 6.10%, due 06/15/17	250,000	249,833
SunAmerica, 8.125%, due 04/28/23	300,000	361,365

		611,198
OIL AND GAS EXTRACTION (1.86%)
Burlington Resources, Inc., 9.125%, due 10/01/21	200,000	260,038

SECURITY AND COMMODITY BROKERS (6.70%)
Goldman Sachs Group, Inc., 5.125%, due 01/15/15	300,000	283,773
Morgan Stanley-Series MTNC, 5.125%, due 02/11/19	700,000	652,302

		936,075
TOBACCO PRODUCTS (5.55%)
UST, Inc., 7.25%, due 06/01/09	750,000	776,250

	Principal Amount	Value

TRANSPORTATION-BY AIR (3.95%)
Continental Airlines, Inc., 6.545%, due 08/02/20	$545,513	$551,568

TRANSPORTATION EQUIPMENT (1.26%)
Ford Motor Co., 9.215%, due 09/15/21	200,000	176,000
Total Corporate Bonds (Cost $7,102,295)		7,249,127

MORTGAGE-BACKED SECURITIES (32.48%)
FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) (3.87%)
Pool # 3023, 5.50%, due 08/01/35	151,054	149,526
Pool # 3051, 5.50%, due 10/01/25	400,000	390,732

		540,258
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) (28.61%)
Pool # 1512, 7.50%, due 12/01/23	31,209	32,553
Pool # 2631, 7.00%, due 08/01/28	15,697	16,369
Pool # 2658, 6.50%, due 10/01/28	43,415	44,420
Pool # 2698, 5.50%, due 01/01/29	70,781	69,008
Pool # 2701, 6.50%, due 01/01/29	49,359	50,504
Pool # 2796, 7.00%, due 08/01/29	19,026	19,839
Pool # 3039, 6.50%, due 02/01/31	5,797	5,927
Pool # 3188, 6.50%, due 02/10/32	61,315	62,649
Pool # 3239, 6.50%, due 05/01/32	42,372	43,293
Pool # 3261, 6.50%, due 07/01/32	41,547	42,450
Pool # 3320, 5.50%, due 12/01/32	415,590	405,150
Pool # 3333, 5.50%, due 01/01/33	285,080	277,842
Pool # 3375, 5.50%, due 04/01/33	86,024	83,840
Pool # 3390, 5.50%, due 05/01/33	399,383	389,243
Pool # 3403, 5.50%, due 06/01/33	451,659	440,191
Pool # 3458, 5.00%, due 10/01/33	560,379	531,980

EQUITRUST SERIES FUND, INC.

SCHEDULE OF INVESTMENTS

HIGH GRADE BOND PORTFOLIO (continued)

	Principal Amount	Value

MORTGAGE-BACKED SECURITIES (continued)
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) (continued)
Pool # 3499, 5.00%, due 01/01/34	$291,102	$276,265
Pool # 3556, 5.50%, due 05/01/34	221,979	216,238
Pool # 3623, 5.00%, due 10/01/34	721,505	684,730
Pool # 22630, 6.50%, due 08/01/28	22,275	22,791
Pool # 144332, 9.00%, due 07/01/16	2,587	2,773
Pool # 643816, 6.00%, due 07/01/25	279,853	280,565

		3,998,620

Total Mortgage-Backed Securities (Cost $4,657,136)		4,538,878

UNITED STATES GOVERNMENT AGENCIES (3.46%)
Government National Mortgage Assoc., 5.50%, due 07/01/32 (Cost $485,465)	500,000	483,742

SHORT-TERM INVESTMENTS (11.31%)
COMMERCIAL PAPER (5.19%)
NONDEPOSITORY INSTITUTIONS
American Express Credit Corp., 5.27%, due 08/15/07	150,000	150,000
American General Finance, 5.27%, due 08/22/07	575,000	575,000

Total Commercial Paper (Cost $725,000)		725,000

UNITED STATES GOVERNMENT AGENCIES (6.08%)
Federal Home Loan Bank, due 08/08/07	600,000	599,402
Federal National Mortgage Assoc., due 08/15/07	250,000	249,501

Total United States Government Agencies (Cost $848,903)		848,903

	Shares Held	Value

MONEY MARKET MUTUAL FUND (0.04%)
JP Morgan U.S. Treasury Plus Money Market Fund (Cost $5,914)	5,914	$5,914

Total Short-Term Investments (Cost $1,579,817)		1,579,817

Total Investments (99.12%) (Cost $13,824,713)		13,851,564

OTHER ASSETS LESS LIABILITIES (0.88%)
Cash, receivables, prepaid expense and other assets, less liabilities		122,447

Total Net Assets (100.00%)		$13,974,011

(1)	Restricted Securities:
Maritime & NE Pipeline was purchased at 104.481 on 04/20/01. As of 07/31/07, the carrying value of each unit was 110.918, representing $665,508 or 4.76% of total net assets.
PNC Preferred FD, was purchased at 100.000 on 11/29/06. As of 07/31/07, the carrying value of each unit was 102.933, representing $514,665 or 3.68% of total net assets.
As of 07/31/07, the carrying value of all restricted securities was $1,180,173 or 8.44% of total net assets.

See accompanying notes.

EQUITRUST SERIES FUND, INC.

SCHEDULE OF INVESTMENTS

STRATEGIC YIELD PORTFOLIO

July 31, 2007

	Shares Held	Value

PREFERRED STOCKS (1.54%)
DEPOSITORY INSTITUTIONS
Sovereign Capital Trust V, 7.75% (Cost $200,000)	8,000	$203,600

	Principal Amount
CORPORATE BONDS (80.05%)
APPAREL AND ACCESSORY STORES (4.52%)
Woolworth (FW) Corp., 8.50%, due 01/15/22	$600,000	598,500

CHEMICALS AND ALLIED PRODUCTS (3.40%)
Chemtura Corp., 6.875%, due 06/01/16	300,000	277,500
Nova Chemicals, Ltd., 7.875%, due 09/15/25	200,000	173,500

		451,000
DEPOSITORY INSTITUTIONS (3.88%)
PNC Preferred FD, 144A, 6.517%, due 12/31/49 (1)	500,000	514,665

ELECTRIC, GAS AND SANITARY SERVICES (12.73%)
Bruce Mansfield Unit 1, 144A, 6.85% , due 06/01/34 (1)	500,000	518,965
ESI Tractebel, 7.99%, due 12/30/11	338,000	348,200
Semco Energy, Inc., 7.125%, due 05/15/08	600,000	600,750
Waterford 3 Nuclear Power Plant, 8.09%, due 01/02/17	214,042	219,689

		1,687,604
FURNITURE AND FIXTURES (1.54%)
Steelcase Inc., 6.50%, due 08/15/11	200,000	203,690

HOLDING AND OTHER INVESTMENT OFFICES (21.00%)
Federal Realty Investment Trust, 7.48%, due 08/15/26	600,000	649,834
First Industrial LP, 7.60%, due 07/15/28	300,000	326,493
Hospitality Properties Trust. 6.75%, due 02/15/13	225,000	233,586
HRPT Properties, 6.25%, due 08/15/16	425,000	432,412
iStar Financial, Inc., 7.00%, due 03/15/08	200,000	202,582

	Principal Amount	Value

iStar Financial, Inc.-Series B, 5.70%, due 03/01/14	$421,000	$410,012
Price Development Co., 7.29%, due 03/11/08	62,500	62,783
Rouse Company, LP (The), 5.375%, due 11/26/13	500,000	465,745

		2,783,447
INSURANCE CARRIERS (2.60%)
PXRE Capital Trust, 8.85%, due 02/01/27	350,000	344,750

MOTION PICTURES (1.73%)
Time Warner, Inc., 8.375%, due 03/15/23	200,000	229,928

OIL & GAS FIELD EXPLORATION SERVICES (2.87%)
Sabine Pass LNG, LP, 144A 7.50%, due 11/30/16 (1)	400,000	381,000

PAPER AND ALLIED PRODUCTS (11.49%)
Bowater, Inc., 9.375%, due 12/15/21	400,000	364,000
Cascades, Inc., 7.25%, due 02/15/13	500,000	471,250
Potlatch Corp., 13.00%, due 12/01/09	600,000	687,750

		1,523,000
TRANSPORTATION-BY AIR (2.58%)
Continental Airlines, Inc., 7.461%, due 10/01/16	338,159	341,372

TRANSPORTATION SERVICES (2.20%)
Preston Corp., 7.00%, due 05/01/11	306,000	291,951

WATER TRANSPORTATION (7.15%)
Overseas Shipholding Group, Inc., 8.75%, due 12/01/13	400,000	434,000
Windsor Petroleum Transportation, 144A, 7.84%, due 01/15/21 (1)	500,000	514,420

		948,420
WHOLESALE TRADE-NONDURABLE GOODS (2.36%)
Safeway, Inc., 7.45%, due 09/15/27	300,000	312,741

Total Corporate Bonds (Cost $10,517,942)		10,612,068

EQUITRUST SERIES FUND, INC.

SCHEDULE OF INVESTMENTS

STRATEGIC YIELD PORTFOLIO (continued)

	Principal Amount	Value

MORTGAGE-BACKED SECURITIES (3.90%)
FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)
Pool # 3023, 5.50%, due 08/01/35	$226,582	$224,290
Pool # 3051, 5.50%, due 10/01/25	300,000	293,049

Total Mortgage-Backed Securities (Cost $518,860)		517,339

SHORT-TERM INVESTMENTS (13.33%)
COMMERCIAL PAPER (3.02%)
NONDEPOSITORY INSTITUTIONS
American General Finance Corp., 5.27%, due 08/10/07 (Cost $400,000)	400,000	400,000

UNITED STATES GOVERNMENT AGENCIES (9.42%)
Federal Farm Credit Bank, due 08/07/07	350,000	349,700
Federal Home Loan Bank, due 08/03/07	600,000	599,828
Federal National Mortgage Assoc., due 08/31/07	300,000	298,714

Total United States Government Agencies (Cost $1,248,242)		1,248,242

	Shares Held
MONEY MARKET MUTUAL FUND (0.89%)
JP Morgan U.S. Treasury Plus Money Market Fund (Cost $118,583)	118,583	118,583

Total Short-Term Investments (Cost $1,766,825)		1,766,825

Total Investments (98.82%) (Cost $13,003,627)		13,099,832

	Shares Held	Value

OTHER ASSETS LESS LIABILITIES (1.18%)
Cash, receivables, prepaid expense and other assets, less liabilities		$155,853

Total Net Assets (100.00%)		$13,255,685

(1)	Restricted Securities:
Bruce Mansfield Unit 1, was purchased at 100.000 on 07/10/07. As of 07/31/07, the carrying value of each unit was 103.793, representing $518,965 or 3.92% of total net assets.
PNC Preferred FD, was purchased at 100.000 on 11/29/06. As of 07/31/07, the carrying value of each unit was 102.933, representing $514,665 or 3.88% of total net assets.
Sabine Pass LNG, LP., was purchased at 100.000 on 11/01/06. As of 07/31/07, the carrying value of each unit was 95.250, representing $381,000 or 2.87% of total net assets.
Windsor Petroleum Transportation was purchased at 80.500 on 08/26/99. As of 07/31/07, the carrying value of each unit was 102.884, representing $514,420 or 3.88% of total net assets.
As of 07/31/07, the carrying value of all restricted securities was $1,929,050 or 14.55% of total net assets.

See accompanying notes.

EQUITRUST SERIES FUND, INC.

SCHEDULE OF INVESTMENTS

MANAGED PORTFOLIO

July 31, 2007

	Shares Held	Value

COMMON STOCKS (63.35%)
APPAREL AND OTHER TEXTILE PRODUCTS (0.30%)
Jones Apparel Group, Inc.	5,600	$139,776

BUSINESS SERVICES (0.59%)
Electronic Data Systems Corp.	5,000	134,950
Microsoft Corp.	4,700	136,253

		271,203
CHEMICALS AND ALLIED PRODUCTS (10.57%)
Abbott Laboratories	10,400	527,176
Amgen, Inc. (1)	1,900	102,106
Colgate-Palmolive Co.	3,635	239,910
Dow Chemical Co.	6,040	262,619
E.I. du Pont de Nemours & Co.	9,905	462,861
GlaxoSmithKline PLC	4,100	209,428
Johnson & Johnson	13,813	835,687
KV Pharmaceutical Co.- Class A (1)	7,050	192,747
Mylan Laboratories, Inc.	6,390	102,432
Novartis Ag	4,030	217,419
Pfizer, Inc.	37,252	875,795
Procter & Gamble Co.	5,905	365,283
Schering-Plough Corp.	9,700	276,838
Teva Pharmaceutical Industries, Ltd.	4,892	205,562

		4,875,863
COMMUNICATIONS (2.01%)
Comcast Corp.-Class A (1)	7,203	189,223
Sprint Nextel Corp.	22,275	457,306
Verizon Communications, Inc.	6,600	281,292

		927,821
DEPOSITORY INSTITUTIONS (4.89%)
Bank of America Corp.	9,382	444,894
Bank of New York Mellon Corp.	6,399	272,277
Citigroup, Inc.	9,013	419,735
National City Corp.	4,115	120,940
New York Community Bancorp., Inc.	19,030	308,857
Regions Financial Corp.	6,865	206,431
U. S. Bancorp.	6,272	187,846
Wachovia Corp.	6,234	294,307

		2,255,287
ELECTRIC, GAS AND SANITARY SERVICES (4.19%)
Atmos Energy Corp.	21,283	597,414
Pinnacle West Capital Corp.	11,400	427,272
Tortoise Energy Capital Corp.	22,547	648,677
Xcel Energy, Inc.	12,765	259,129

		1,932,492

	Shares Held	Value

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT (5.84%)
Cisco Systems, Inc. (1)	11,600	$335,356
General Electric Co.	53,735	2,082,769
Helen of Troy, Ltd. (1)	6,813	151,317
Intel Corp.	5,300	125,186

		2,694,628
FABRICATED METAL PRODUCTS (0.62%)
Illinois Tool Works, Inc.	5,175	284,884

FOOD AND KINDRED PRODUCTS (2.11%)
Anheuser-Busch Cos., Inc.	5,260	256,530
Coca-Cola Co. (The)	5,440	283,478
Kraft Foods, Inc	1,972	64,583
PepsiCo, Inc.	5,615	368,456

		973,047
GENERAL MERCHANDISE STORES (1.33%)
Target Corp.	2,440	147,791
Wal-Mart Stores, Inc.	10,115	464,784

		612,575
HEALTH SERVICES (0.78%)
Health Management Associates, Inc.	24,300	195,858
Lifepoint Hospitals, Inc. (1)	5,555	164,150

		360,008
HOLDING AND OTHER INVESTMENT OFFICES (0.76%)
iShares MSCI Japan Index	16,570	239,105
H & Q Life Sciences Investors	8,680	113,708

		352,813
INDUSTRIAL MACHINERY & EQUIPMENT (3.07%)
3M Co.	9,580	851,853
Hewlett-Packard Co.	5,200	239,356
Ingersoll-Rand Co., Ltd.- Class A	6,441	324,111

		1,415,320
INSTRUMENTS AND RELATED PRODUCTS (2.05%)
Becton Dickinson & Co.	3,137	239,541
Stryker Corp.	3,595	224,436
Thermo Fisher Scientific, Inc. (1)	5,152	268,986
Zimmer Holdings, Inc. (1)	2,740	213,062

		946,025
INSURANCE AGENTS, BROKERS AND SERVICE (0.51%)
Arthur J. Gallagher & Co.	8,605	237,326

EQUITRUST SERIES FUND, INC.

SCHEDULE OF INVESTMENTS

MANAGED PORTFOLIO (continued)

	Shares Held	Value

COMMON STOCKS (continued)
INSURANCE CARRIERS (2.46%)
Allstate Corp.	3,635	$193,200
American International Group, Inc.	3,710	238,108
MetLife, Inc.	5,600	337,232
Safeco Corp.	2,400	140,328
WellPoint, Inc. (1)	2,997	225,134

		1,134,002
METAL MINING (2.85%)
Barrick Gold Corp.	29,624	974,630
Newmont Mining Corp.	8,100	338,175

		1,312,805
MOTOR FREIGHT TRANSPORTATION AND WAREHOUSING (0.56%)
United Parcel Service, Inc.- Class B	3,405	257,827

NONDEPOSITORY CREDIT INSTITUTIONS (0.27%)
SLM Corp.	2,565	126,121

OIL AND GAS EXTRACTION (5.23%)
Anadarko Petroleum Corp.	5,700	286,881
Apache Corp.	3,900	314,925
Baker Hughes, Inc.	3,600	284,580
Devon Energy Corp	3,100	231,291
Occidental Petroleum Co.	11,030	625,622
Rowan Cos., Inc.	9,000	379,710
Weatherford International, Inc. (1)	5,200	287,716

		2,410,725
PAPER AND ALLIED PRODUCTS (1.66%)
Abitibi Consolidated, Inc. (1)	99,700	236,289
Kimberly-Clark Corp.	7,875	529,751

		766,040
PERSONAL SERVICES (0.75%)
Cintas Corp.	9,465	346,040

PETROLEUM AND COAL PRODUCTS (2.10%)
BP PLC	4,400	305,360
ConocoPhillips	8,225	664,909

		970,269
PIPELINES, EXCEPT NATURAL GAS (1.29%)
Kinder Morgan Management LLC (1)	11,951	596,355

PRINTING AND PUBLISHING (1.04%)
Belo Corp.-Series A	9,765	174,794
R.R. Donnelley & Sons Co.	6,065	256,307
Tribune Co.	1,734	48,483

		479,584

	Shares Held	Value

RAILROAD TRANSPORTATION (0.44%)
Union Pacific Corp.	1,725	$205,516

RETAIL-DRUG AND PROPRIETARY STORES (0.72%)
Walgreen Co.	7,500	331,350

RETAIL-LUMBER & OTHER BUILDING MATERIAL DEALERS (0.23%)
Lowe’s Companies	3,815	106,858

TOBACCO PRODUCTS (0.41%)
Altria Group, Inc.	2,850	189,440

TRANSPORTATION EQUIPMENT (3.20%)
Federal Signal Corp.	16,200	217,890
Honeywell International, Inc.	13,900	799,389
ITT Industries, Inc.	7,280	457,766

		1,475,045
WHOLESALE TRADE-NONDURABLE GOODS (0.52%)
SYSCO Corp.	7,485	238,622

Total Common Stocks (Cost $24,259,302)		29,225,667

	Principal Amount

MORTGAGE-BACKED SECURITIES (4.37%)
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)
Pool # 2796, 7.00%, due 08/01/29	$42,808	44,638
Pool # 3040, 7.00%, due 02/01/31	24,427	25,455
Pool # 3188, 6.50%, due 02/01/32	61,315	62,649
Pool # 3239, 6.50%, due 05/01/32	108,320	110,675
Pool # 3333, 5.50%, due 01/01/33	249,445	243,112
Pool # 3403, 5.50%, due 06/01/33	134,481	131,066
Pool # 3442, 5.00%, due 09/01/33	562,411	533,910
Pool # 3459, 5.50%, due 10/01/33	374,265	364,763
Pool # 33519, 6.00%, due 11/15/36 (2)	500,000	499,531

Total Mortgage-Backed Securities (Cost $2,048,439)		2,015,799

EQUITRUST SERIES FUND, INC.

SCHEDULE OF INVESTMENTS

MANAGED PORTFOLIO (continued)

	Principal Amount	Value

MORTGAGE-BACKED SECURITIES (continued)
UNITED STATES GOVERNMENT AGENCIES (24.19%)
Federal National Mortgage Assoc., 6.00%, due 11/09/15	$525,000	$523,768
Government National Mortgage Assoc., 5.00%, due 09/01/23	300,000	293,482
Government National Mortgage Assoc., 5.00%, due 09/01/29	400,000	393,596
Government National Mortgage Assoc., 5.00%, due 05/01/30	440,000	431,849
Government National Mortgage Assoc., 5.00%, due 04/01/31	500,000	491,859
Government National Mortgage Assoc., 5.00%, due 06/01/31	700,000	680,857
Government National Mortgage Assoc., 5.00%, due 01/01/32	500,000	471,173
Government National Mortgage Assoc., 5.50%, due 07/01/32	1,250,000	1,209,354
Government National Mortgage Assoc., 5.50%, due 11/01/32 (3)	1,000,000	994,054
Government National Mortgage Assoc., 5.50%, due 02/01/33	1,500,000	1,430,463
Government National Mortgage Assoc., 5.00%, due 05/01/33	522,000	498,931
Government National Mortgage Assoc., 5.00%, due 06/01/33	1,128,800	1,084,378
Government National Mortgage Assoc., 3.47%, due 04/01/34	236,236	228,125
Government National Mortgage Assoc., 4.00%, due 10/01/34	404,056	389,344
Government National Mortgage Assoc., 5.50%, due 12/01/34	1,000,000	957,182
Government National Mortgage Assoc., 5.25%, due 01/01/35	500,000	472,841
Government National Mortgage Assoc., 5.00%, due 06/01/36	650,000	608,417

Total United States Government Agencies (Cost $11,278,295)		11,159,673

SHORT-TERM INVESTMENTS (9.17%)
COMMERCIAL PAPER (2.76%)
NONDEPOSITORY INSTITUTIONS
American Express Credit Corp., 5.25%, due 08/10/07	450,000	450,000
American General Finance Corp., 5.27%, due 08/01/07	600,000	600,000

	Principal Amount	Value

General Electric Capital Corp., 5.27%, due 08/10/07	$225,000	$225,000

Total Commercial Paper (Cost $1.275,000)		1,275,000

UNITED STATES GOVERNMENT AGENCIES (6.17%)
Federal Farm Credit Bank due 08/07/07	850,000	849,271
Federal Home Loan Bank due 08/03/07	600,000	599,828
Federal Home Loan Bank due 08/22/07	900,000	897,310
Federal Home Loan Bank due 08/24/07	500,000	498,359

Total United States Government Agencies (Cost $2,844,768)		2,844,768

	Shares Held
MONEY MARKET MUTUAL FUND (0.24%)
JP Morgan U.S. Treasury Plus Money Market Fund (Cost $109,521)	109,521	109,521

Total Short Term Investments (Cost $4,229,289)		4,229,289

Total Investments (101.08%) (Cost $41,815,325)		46,630,428

OTHER ASSETS LESS LIABILITIES (-1.08%)
Cash, receivables, prepaid expense and other assets, less liabilities		(498,175)

Total Net Assets (100.00%)		$46,132,253

(1)	Non-income producing securities.
(2)	Firm Commitment to purchase on 08/21/2007.
(3)	Trade restricted and held in a segregated account to cover firm commitment.

See accompanying notes.

EQUITRUST SERIES FUND, INC.

SCHEDULE OF INVESTMENTS

MONEY MARKET PORTFOLIO

July 31, 2007

	Annualized Yield on Purchase Date	Principal Amount	Value

SHORT-TERM INVESTMENTS (100.26%)
COMMERCIAL PAPER (18.80%)
INSURANCE CARRIERS (3.13%)
Prudential Funding LLC, due 08/23/07	5.272%	$100,000	$100,000

NONDEPOSITORY INSTITUTIONS (12.54%)
American Express Credit Corp., due 08/01/07	5.273	100,000	100,000
American General Finance Corp., due 08/09/07	5.262	100,000	100,000
General Electric Capital Corp., due 09/04/07	5.290	100,000	100,000
HSBC Finance Corp., due 08/03/07	5.298	100,000	100,000

			400,000
PETROLEUM AND COAL PRODUCTS (3.13%)
Chevron Corp., due 08/28/07	5.254	100,000	100,000

Total Commercial Paper (Cost $600,000)			600,000

UNITED STATES GOVERNMENT AGENCIES (81.46%)
Federal Farm Credit Bank, due 08/07/07	5.211	100,000	99,914
Federal Farm Credit Bank, due 08/13/07	5.220	100,000	99,829
Federal Farm Credit Bank, due 08/16/07	5.239	100,000	99,785
Federal Farm Credit Bank, due 09/28/07	5.215	100,000	99,178
Federal Home Loan Bank, due 08/17/07	5.229	100,000	99,771
Federal Home Loan Bank, due 08/22/07	5.270	100,000	99,698
Federal Home Loan Bank, due 08/24/07	5.245	100,000	99,671
Federal Home Loan Bank, due 08/29/07	5.211	100,000	99,602
Federal Home Loan Bank, due 09/07/07	5.225	100,000	99,473
Federal Home Loan Bank, due 09/12/07	5.245	100,000	99,400
Federal Home Loan Bank, due 09/21/07	5.210	110,000	109,205
Federal Home Loan Mortgage Corp., due 08/06/07	5.234	100,000	99,928
Federal Home Loan Mortgage Corp., due 08/20/07	5.245	100,000	99,728
Federal Home Loan Mortgage Corp., due 08/21/07	5.203	100,000	99,716
Federal Home Loan Mortgage Corp., due 08/27/07	5.242	100,000	99,628
Federal Home Loan Mortgage Corp., due 09/24/07	5.280	200,000	198,450
Federal Home Loan Mortgage Corp., due 10/02/07	5.242	100,000	99,118
Federal Home Loan Mortgage Corp., due 10/29/07	5.248	100,000	98,737
Federal National Mortgage Assoc., due 08/08/07	5.254	100,000	99,899
Federal National Mortgage Assoc., due 08/10/07	5.234	100,000	99,871
Federal National Mortgage Assoc., due 08/14/07	5.237	125,000	124,767
Federal National Mortgage Assoc., due 08/15/07	5.222	100,000	99,800
Federal National Mortgage Assoc., due 08/31/07	5.239	75,000	74,678
Federal National Mortgage Assoc., due 09/10/07	5.231	100,000	99,430
Federal National Mortgage Assoc., due 09/26/07	5.278	100,000	99,197

Total United States Government Agencies (Cost $2,598,473)			2,598,473

Total Short-Term Investments (Cost $3,198,473)			3,198,473

OTHER ASSETS LESS LIABILITIES (-0.26%)
Cash, receivables, prepaid expense and other assets, less liabilities			(8,592)

Total Net Assets (100.00%)			$3,189,881

See accompanying notes.

EQUITRUST SERIES FUND, INC.

SCHEDULE OF INVESTMENTS

BLUE CHIP PORTFOLIO

July 31, 2007

	Shares Held	Value

COMMON STOCKS (97.56%)
BUSINESS SERVICES (3.95%)
Microsoft Corp.	62,343	$1,807,324
Oracle Corp. (1)	35,197	672,967

		2,480,291
CHEMICALS AND ALLIED PRODUCTS (14.83%)
Abbott Laboratories	16,783	850,730
Amgen, Inc. (1)	12,102	650,361
Bristol-Myers Squibb Co.	26,079	740,904
Colgate-Palmolive Co.	4,700	310,200
Dow Chemical Co.	7,143	310,578
E.I. du Pont de Nemours & Co.	10,688	499,450
Eli Lilly & Co.	12,307	665,686
Johnson & Johnson	29,186	1,765,753
Merck & Co., Inc.	20,910	1,038,181
Pfizer, Inc.	28,540	670,975
Procter & Gamble Co.	29,216	1,807,302

		9,310,120
COMMUNICATIONS (4.75%)
AT&T, Inc.	26,121	1,022,898
Comcast Corp.-Class A (1)	22,408	588,658
Verizon Communications	24,864	1,059,704
Viacom, Inc.-Class B (1)	8,195	313,868

		2,985,128
DEPOSITORY INSTITUTIONS (9.37%)
Bank of America Corp.	30,347	1,439,055
Citigroup, Inc.	29,313	1,365,106
J. P. Morgan Chase & Co.	31,075	1,367,611
Wachovia Corp.	17,266	815,128
Wells Fargo Co.	26,515	895,412

		5,882,312
EATING AND DRINKING PLACES (2.96%)
McDonald’s Corp.	38,877	1,861,042

ELECTRIC, GAS AND SANITARY SERVICES (2.60%)
Exelon Corp.	16,333	1,145,760
Southern Co.	14,389	484,046

		1,629,806
ELECTRONIC AND OTHER ELECTRIC EQUIPMENT (8.14%)
Cisco Systems, Inc. (1)	38,466	1,112,052
General Electric Co.	55,489	2,150,754
Intel Corp.	38,846	917,543
Motorola, Inc.	24,610	418,124
Texas Instruments, Inc.	14,508	510,536

		5,109,009
FOOD AND KINDRED PRODUCTS (4.37%)
Anheuser-Busch Cos., Inc.	7,591	370,213
Coca-Cola Co. (The)	21,129	1,101,032

	Shares Held	Value

Kraft Foods, Inc.	18,219	$596,672
PepsiCo, Inc.	10,307	676,345

		2,744,262
FORESTRY (0.48%)
Weyerhaeuser Co.	4,236	301,773

GENERAL MERCHANDISE STORES (2.09%)
Wal-Mart Stores, Inc.	28,609	1,314,584

INDUSTRIAL MACHINERY AND EQUIPMENT (9.87%)
3M Co.	11,825	1,051,479
Applied Materials, Inc.	16,255	358,260
Caterpillar, Inc.	18,984	1,495,939
Dell, Inc. (1)	21,583	603,677
EMC Corp. (1)	25,720	476,077
Hewlett-Packard Co.	24,418	1,123,961
International Business Machines Corp.	9,852	1,090,124

		6,199,517
INSURANCE CARRIERS (2.57%)
American International Group, Inc.	25,168	1,615,282

MOTION PICTURES (2.24%)
Disney (Walt) Co.	24,472	807,576
Time Warner, Inc.	31,047	597,965

		1,405,541
NONDEPOSITORY INSTITUTIONS (4.28%)
American Express Co.	36,158	2,116,689
Federal National Mortgage Assoc.	9,581	573,327

		2,690,016
PETROLEUM AND COAL PRODUCTS (9.84%)
Chevron Corp.	26,178	2,231,936
Exxon Mobil Corp.	46,373	3,947,733

		6,179,669
PRIMARY METAL INDUSTRIES (1.25%)
Alcoa, Inc.	20,529	784,208

PRINTING AND PUBLISHING (0.41%)
CBS Corp.-Class B	8,195	259,945

RETAIL-LUMBER & OTHER BUILDING MATERIALS DEALERS (1.13%)
Home Depot, Inc.	19,028	707,271

SECURITY AND COMMODITY BROKERS (0.69%)
Ameriprise Financial, Inc.	7,230	435,752

EQUITRUST SERIES FUND, INC.

SCHEDULE OF INVESTMENTS

BLUE CHIP PORTFOLIO (continued)

	Shares Held	Value

COMMON STOCKS (continued)
TOBACCO PRODUCTS (2.79%)
Altria Group, Inc.	26,328	$1,750,022

TRANSPORTATION EQUIPMENT (8.95%)
Boeing Co. (The)	18,226	1,885,115
General Motors Corp.	11,084	359,122
Honeywell International, Inc.	24,257	1,395,020
United Technologies Corp.	27,165	1,982,230

		5,621,487

Total Common Stocks (Cost $37,790,109)		61,267,037

SHORT-TERM INVESTMENTS (0.91%)
MONEY MARKET MUTUAL FUND (0.19%)
JP Morgan U.S. Treasury Plus Money Market Fund (Cost $116,960)	116,960	116,960

	Principal Amount	Value

UNITED STATES GOVERNMENT AGENCIES (0.72%)
Federal Home Loan Bank, due 08/03/07	$100,000	$99,972
Federal Home Loan Bank, due 08/08/07	150,000	149,851
Federal Home Loan Bank, due 08/10/07	200,000	199,743

Total United States Government Agencies (Cost $449,566)		449,566

Total Short-Term Investments (Cost $566,526)		566,526

Total Investments (98.47%) (Cost $38,356,635)		61,833,563

OTHER ASSETS LESS LIABILITIES (1.53%)
Cash, receivables, prepaid expense and other assets, less liabilities		963,444

Total Net Assets (100.00%)		$62,797,007

(1)	Non-income producing securities.

See accompanying notes.

EQUITRUST SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

July 31, 2007

1.	Significant Accounting Policies

Organization

EquiTrust Series Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company, or mutual fund. The Fund currently consists of six portfolios (known as the Value Growth, High Grade Bond, Strategic Yield, Managed, Money Market and Blue Chip Portfolios). The Fund offers Class A, Class B and Institutional shares (“Class I”). The Fund began offering Class A shares on December 1, 2005. Effective March 15, 2006 sales of Class B shares were discontinued. Reinvestments through dividend distributions will continue with Class B shares.

Class I shares are available for purchase exclusively by the following investors: (a) retirement plans of FBL Financial Group, Inc. and its affiliates; (b) investment advisory clients of EquiTrust Investment Management Services, Inc. (“EquiTrust Investment”), including affiliated and unaffiliated benefit plans, such as qualified retirement plans, and affiliated and unaffiliated banks and insurance companies purchasing for their own accounts; (c) employees and directors of FBL Financial Group, Inc., its affiliates, and affiliated state Farm Bureau federations; (d) directors and trustees of the Fund and affiliated funds; and (e) such other types of accounts as EquiTrust Marketing Services, LLC (“EquiTrust Marketing”), the Fund’s distributor, deems appropriate. Class I shares currently are available for purchase only from EquiTrust Marketing.

Class A shares (excluding the Money Market Portfolio) are subject to a front-end sales charge. Class B shares are subject to a declining contingent deferred sales charge (“CDSC”) on shares redeemed within six years of purchase. Class B shares will automatically convert to Class A shares of the same Portfolio at the end of the sixth year at the relative NAV of the two classes and the front-end sales charge associated with Class A will be waived. Class I shares are not subject to a front-end sales charge or CDSC. Class I shares do not bear any distribution fee or administrative service fee. The shares of each Portfolio have equal rights and privileges with all other shares of that Portfolio, except that Class A and B shares have separate and exclusive voting rights with respect to the Fund’s Rule 12b-1 Plan. Each share of a Portfolio represents an equal proportionate interest in that Portfolio with each other share, subject to any preferences (such as resulting from Rule 12b-1 distribution fees with respect to the Class A and B shares). In addition, the Board of Directors of the Fund declares separate dividends on each class of shares.

The Fund allocates daily all income, expenses (other than class-specific expenses), and realized and unrealized gains or losses to each class of shares based upon the relative proportion of the value of shares outstanding of each class. Expenses not directly attributed to a Portfolio are apportioned among each of the Portfolios based upon the relative value of each Portfolio. Expenses specifically attributable to a particular class are charged directly to such class. As noted previously, distribution fees and administrative service fees are only charged against Class A and B shares. Other class-specific expenses charged to each class during the year ended July 31, 2007, which are included in the corresponding captions of the statements of operations, were as follows:

	Transfer and Dividend Disbursing Agent Fees			Registration Fees
Portfolio	Class A	Class B	Class I	Class A	Class B	Class I
Value Growth	$108,772	$40,417	$7,771	$7,419	$157	$4,628
High Grade Bond	20,211	12,269	1,911	4,243	147	3,509
Strategic Yield	25,685	11,335	3,098	4,267	144	3,832
Managed	79,197	37,928	4,814	5,479	152	3,768
Money Market	2,649	2,831	573	3,022	147	5,093
Blue Chip	105,105	48,723	5,233	5,889	159	3,652

Security Valuation

All portfolios, other than the Money Market Portfolio, value their investment securities that are traded on any national exchange at the last sale price on the day of valuation or, lacking any sales, at the mean between the closing bid and asked prices. Investments traded in the over-the-counter market are valued at the mean between the bid and asked prices or yield equivalent as obtained from one or more dealers that make markets in the securities. In situations where market quotations are not readily available or quoted market prices are not reliable, investments are valued at fair value in accordance with the procedures adopted by the Fund’s Board of Directors. Short-term investments are valued at market value, except that obligations maturing in 90 days or less are valued using the amortized cost method of valuation described below with respect to the Money Market Portfolio, which approximates market value.

EQUITRUST SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS (continued)

1.	Significant Accounting Policies (continued)

The Money Market Portfolio values investments at amortized cost, which approximates market value. Under the amortized cost method, a security is valued at its cost on the date of purchase and thereafter is adjusted to reflect a constant amortization to maturity of the difference between the principal amount due at maturity and the cost of the investment to the portfolio.

Income and Investment Transactions

For financial reporting purposes, investment transactions are recorded on the trade date. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. Dividends are taken into income on an accrual basis as of the ex-dividend date and interest is recognized on an accrual basis. Discounts and premiums on investments purchased are amortized over the life of the respective investments.

Dividends and Distributions to Shareholders

On each day that the net asset value per share is calculated in the High Grade Bond and Strategic Yield Portfolios, that Portfolio’s net investment income will be declared, as of the close of the New York Stock Exchange, as a dividend to shareholders of record prior to the declaration. With respect to the Money Market Portfolio, each day the net asset value per share is calculated, net investment income and any realized gains and losses from investment transactions will be declared, as of the close of the New York Stock Exchange, as a dividend to shareholders of record prior to the declaration. With respect to the High Grade Bond and Strategic Yield Portfolios, any net short-term and long-term gains will be declared and distributed periodically, but in no event less frequently than annually. Dividends and distributions of the other portfolios are recorded on the ex-dividend date. Dividends and distributions from net investment income and net realized gain from investments are determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for deferral of post-October losses, interest accrual on trust preferred security and the mark to market adjustment discussed in Note 2. Permanent book and tax basis differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Dividends and distributions which exceed current and accumulated earnings and profits for federal income tax purposes are reported as return of capital distributions.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

Under the Fund’s organizational documents, its present and past officers and directors are indemnified against certain liability arising out of the performance of their duties to the Fund. At the discretion of the Board of Directors, employees and agents may also be indemnified. In addition, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

New Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not determined to meet the more-likely-than-not threshold would be recorded as a benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has evaluated the implications of FIN 48 and concluded that there is no impact to the financial statements at this time.

EQUITRUST SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS (continued)

1.	Significant Accounting Policies (continued)

In September 2006, the FASB issued Statement on Financial Accounting Standards No. 157 “Fair Value Measurements” (SFAS 157). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those financial statements. As of July 31, 2007, the Fund does not believe the adoption of SFAS 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

2.	Federal Income Taxes

No provision for federal income taxes is considered necessary because the Fund is qualified as a “regulated investment company” under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.

An election was made under section 311 of the Taxpayer Relief Act of 1997 to treat certain securities within the Value Growth Portfolio as deemed to have been sold on January 2, 2001, at the closing market price and then reacquired on that date for the same amount. The securities elected for the deemed sale resulted in a realized gain, for tax reporting purposes only, of $5,905,182. These realized gains were offset against capital loss carryovers. As a result of this election, at July 31, 2007, the tax cost of investments of the Value Growth Portfolio differed by $998,923 from the cost for financial reporting purposes.

At July 31, 2007, the Portfolios had approximate net capital loss carryovers as follows:

	Portfolio
Net Capital Loss Carryovers Expire In:	Value Growth	High Grade Bond	Strategic Yield
2008	$33,000	$—	$—
2011	—	—	646,000
2012	—	—	268,000
2013	—	6,000	—

	$33,000	$6,000	$914,000

For the year ended July 31, 2007, the Value Growth Portfolio utilized approximately $4,830,000 of its previous capital loss carryovers. The Value Growth Portfolio also had $140,390 of capital loss carryovers that expired, resulting in a permanent book and tax difference and a related reclassification between paid-in capital and accumulated net realized loss from investment transactions. The High Grade Bond, Strategic Yield and Blue Chip Portfolios utilized approximately $6,000, $10,000 and $483,000, respectively, of capital loss carryovers.

As of July 31, 2007, the High Grade Bond Portfolio had post-October capital losses of $3,546 that will be deferred to the first day of the next fiscal year.

The tax character of distributions for the years indicated were as follows:

	Year Ended July 31, 2007		Year Ended July 31, 2006
Portfolio	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Value Growth	$515,444	$—	$329,687	$—
High Grade Bond	669,702	—	630,664	—
Strategic Yield	774,396	—	699,799	—
Managed	1,337,856	3,467,936	700,214	—
Money Market	129,763	—	96,588	—
Blue Chip	666,715	—	585,804	—

The Fund designates long-term capital gain dividends per Internal Revenue Code Section 852(b)(3)(c).

EQUITRUST SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS (continued)

2.	Federal Income Taxes (continued)

As of July 31, 2007, the components of accumulated earnings (deficit) and capital gains (losses) on a tax basis were identical to those reported in the statements of assets and liabilities, except as follows:

	Portfolio
	Value Growth	Strategic Yield	Managed
Undistributed ordinary income	$1,140,739	$3,272	$80,386
Undistributed capital gains	—	—	1,566,650
Accumulated capital losses	(32,875)	(913,594)	—
Net unrealized appreciation of investments	4,592,867	96,205	4,922,924
Other timing differences	—	(3,272)	—

Total accumulated earnings (deficit)	$5,700,731	$(817,389)	$6,569,960

The primary differences between book-basis and tax-basis accumulated capital and other losses and net unrealized appreciation of investments in the Value Growth Portfolio are attributable to the realized gain recognized on January 2, 2001 from the mark to market election. Other differences in the Value Growth and Managed Portfolios are attributable to taxable spinoffs, mergers and corporate inversions. Additionally, the Strategic Yield Portfolio held a trust preferred security which accrues income for tax purposes and not financial reporting purposes.

3.	Management Contract and Transactions with Affiliates

The Fund has entered into agreements with EquiTrust Investment relating to the management of the Portfolios and the investment of their assets, the transfer and dividend disbursing agent duties, and the accounting functions.

Pursuant to these agreements, fees paid to EquiTrust Investment are determined as follows: (1) annual investment advisory and management fees, which are based on each Portfolio’s average daily net assets as follows: Value Growth Portfolio - 0.50%; High Grade Bond Portfolio - 0.40%; Strategic Yield Portfolio - 0.55%; Managed Portfolio - 0.60%; Money Market Portfolio - 0.25%; and Blue Chip Portfolio - 0.25%; (2) transfer and dividend disbursing agent fees, which are based on direct services provided and expenses incurred by the investment adviser, plus an annual per account charge ranging from $7.03 to $9.03; and (3) accounting fees, which are based on each Portfolio’s daily net assets at an annual rate of 0.05%, with a maximum per Portfolio annual expense of $30,000.

Distribution and administrative service fees paid to EquiTrust Marketing are determined as follows: (1) distribution fees are computed at an annual rate of 0.25% for Class A and 0.50% for Class B of the average daily net asset value attributable to shares of the respective class in each Portfolio and; (2) administrative service fees, which are computed at an annual rate of 0.25% for Class A and Class B of the average daily net asset value attributable to shares of the respective class in each Portfolio.

Front-end sales charges and CDSC (collectively “sales charges”) are not recorded as expenses of the Fund. Front-end sales charges are deducted out of the proceeds from the sales of Fund shares prior to investment into Class A. CDSC are deducted from the redemption proceeds out of Class B prior to remittance to the shareholder. All sales charges are retained by EquiTrust Marketing. During the year ended July 31, 2007, EquiTrust Marketing retained $196,492 in sales charges from the sales of Class A shares and $55,647 in CDSC from the redemption of Class B shares.

EquiTrust Investment has agreed to reimburse the Portfolios annually for total expenses (excluding brokerage, interest, taxes, the distribution fee and extraordinary expenses) in excess of 1.50% for each share class based on each Portfolio’s average daily net assets. The amount reimbursed, however, shall not exceed the amount of the investment advisory and management fees paid by the Portfolio for such period. When shares roll from Class B to Class A proportionate amounts of net investment income is moved from Class B to Class A. During the year ended July 31, 2007 expense reimbursements moved from Class B to Class A in the Strategic Yield, Managed and Money Market Portfolios in the amount of $392, $532 and $70, respectively.

Certain officers and directors of the Fund are also officers of FBL Financial Group, Inc., EquiTrust Investment, EquiTrust Marketing and other affiliated entities. At July 31, 2007, Farm Bureau Life Insurance Company, a wholly-owned subsidiary of FBL Financial Group, Inc., owned shares of the Fund’s portfolios as follows:

Portfolio	Class I
Strategic Yield	95,217
Money Market	2,411,336

EQUITRUST SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS (continued)

3.	Management Contract and Transactions with Affiliates (continued)

EquiTrust Investment also owned 103,550 shares of Value Growth Portfolio (Class I) at July 31, 2007.

4.	Expense Offset Arrangements

The Fund and other mutual funds managed by EquiTrust Investment have an agreement with the custodian banks to indirectly pay a portion of the custodians’ fees through credits earned by the Funds’ cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the statements of operations.

5.	Capital Share Transactions

Transactions in Capital Stock for each Portfolio were as follows:

Year Ended July 31, 2007:

	Portfolio
	Value Growth	High Grade Bond	Strategic Yield	Managed	Money Market	Blue Chip
Shares sold:
Class A	120,377	20,219	40,836	90,337	150,026	38,319
Class B	489	5,530	4,154	881	36,526	737
Class I	128,682	146,158	118,718	118,746	99,404	40,511

Shares converted from Class B to Class A:
Class A	152,168	31,582	25,031	71,760	21,579	56,967
Class B	(152,777)	(31,582)	(25,033)	(71,829)	(21,579)	(57,061)

Shares issued in reinvestment of dividends and/or capital gains distribution:
Class A	23,816	24,516	33,684	190,903	17,396	7,512
Class B	2,606	11,803	10,188	53,839	7,874	2,162
Class I	6,714	23,810	23,300	61,146	1,464	4,735

Shares redeemed:
Class A	(630,857)	(111,800)	(85,039)	(285,451)	(349,766)	(113,464)
Class B	(59,801)	(23,191)	(21,190)	(45,160)	(128,166)	(30,928)
Class I	(65,911)	(135,589)	(70,757)	(80,870)	(24,075)	(34,382)

Net Increase (Decrease)	(474,494)	(38,544)	53,892	104,302	(189,317)	(84,892)

EQUITRUST SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS (continued)

5.	Capital Share Transactions (continued)

Year Ended July 31, 2007:

	Portfolio
	Value Growth	High Grade Bond	Strategic Yield	Managed	Money Market	Blue Chip
Value of shares sold:
Class A	$1,879,395	$209,772	$397,203	$1,421,751	$150,026	$1,761,087
Class B	7,892	57,472	40,177	13,745	36,526	34,978
Class I	2,003,847	1,507,919	1,154,208	1,893,003	99,404	1,863,416

Shares converted from Class B to Class A:
Class A	2,280,159	320,974	259,316	961,261	21,579	1,559,476
Class B	(2,280,159)	(320,974)	(259,316)	(961,261)	(21,579)	(1,559,476)

Value issued in reinvestment of dividends and/or capital gains distribution:
Class A	365,578	254,171	327,856	2,943,103	17,396	345,617
Class B	39,932	122,314	99,138	828,900	7,874	99,466
Class I	103,931	246,965	226,652	947,288	1,464	218,485

Value redeemed:
Class A	(9,753,023)	(1,154,060)	(825,503)	(4,507,440)	(349,766)	(5,205,489)
Class B	(925,804)	(240,619)	(206,681)	(714,842)	(128,166)	(1,420,852)
Class I	(1,037,381)	(1,399,294)	(687,957)	(1,281,053)	(24,075)	(1,586,743)

Net Increase (Decrease)	$(7,315,633)	$(395,360)	$525,093	$1,544,455	$(189,317)	$(3,890,035)

Year Ended July 31, 2006:

	Portfolio
	Value Growth	High Grade Bond	Strategic Yield	Managed	Money Market	Blue Chip
Shares sold:
Class A	71,457	42,050	17,248	43,460	91,689	26,515
Class B	108,372	19,311	34,602	102,991	110,773	49,743
Class I	224,228	124,214	131,859	102,118	1,920,641	38,931

Shares converted from Class B to Class A:
Class A	4,282,925	713,572	737,538	1,942,187	671,797	820,096
Class B	(4,283,667)	(713,575)	(737,538)	(1,942,220)	(671,797)	(820,142)

Shares issued in reinvestment of dividends and/or capital gains distribution:
Class A	11,639	15,613	20,582	21,212	11,160	6,173
Class B	6,970	20,241	21,080	12,068	10,961	3,644
Class I	4,832	19,702	17,942	10,729	168	4,753

Shares redeemed:
Class A	(426,248)	(101,412)	(93,551)	(184,688)	(144,429)	(108,445)
Class B	(389,622)	(66,147)	(96,714)	(118,265)	(2,073,194)	(88,910)
Class I	(70,991)	(104,696)	(53,238)	(60,737)	(1,805)	(35,043)

Net Decrease	(460,105)	(31,127)	(190)	(71,145)	(74,036)	(102,685)

EQUITRUST SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS (continued)

5.	Capital Share Transactions (continued)

Year Ended July 31, 2006:

	Portfolio
	Value Growth	High Grade Bond	Strategic Yield	Managed	Money Market	Blue Chip
Value of shares sold:
Class A	$1,014,843	$431,875	$165,811	$680,603	$91,689	$1,082,953
Class B	1,501,873	201,137	337,469	1,576,432	110,773	1,995,063
Class I	3,176,225	1,282,036	1,276,403	1,590,397	1,920,641	1,587,473

Shares converted from Class B to Class A:
Class A	63,679,714	7,259,313	7,566,067	25,886,979	671,797	23,449,968
Class B	(63,679,714)	(7,259,313)	(7,566,067)	(25,886,979)	(671,797)	(23,449,968)

Value issued in reinvestment of dividends and/or capital gains distribution:
Class A	161,788	160,005	197,657	332,358	11,160	246,729
Class B	96,812	209,938	205,033	183,552	10,961	145,634
Class I	67,545	203,505	173,255	166,846	168	190,202

Value redeemed:
Class A	(6,041,511)	(1,035,369)	(900,641)	(2,887,610)	(144,429)	(4,437,445)
Class B	(5,389,962)	(686,211)	(939,242)	(1,806,588)	(2,073,194)	(3,563,395)
Class I	(1,003,026)	(1,077,756)	(515,976)	(941,079)	(1,805)	(1,423,644)

Net Decrease	$(6,415,413)	$(310,840)	$(231)	$(1,105,089)	$(74,036)	$(4,176,430)

6.	Investment Transactions

For the year ended July 31, 2007, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments and U.S. Government securities) by Portfolio, were as follows:

Portfolio	Purchases	Sales
Value Growth	$20,540,071	$21,110,107
High Grade Bond	1,029,952	660,457
Strategic Yield	2,078,190	2,589,026
Managed	6,479,837	6,605,126
Blue Chip	636,411	4,411,878

Any of the portfolios may purchase newly issued securities on a “when-issued” basis and may purchase or sell securities on a “delayed delivery” basis. When-issued or delayed delivery transactions involve a commitment by a portfolio to purchase or sell particular securities with payment and delivery to take place at a future date. The Managed Portfolio has a purchase commitment on a debenture with a face amount of $500,000, cost of $499,219, and market value of $499,531 that is expected to settle on August 21, 2007. The transactions will not settle until they are delivered to the portfolio. The transactions are subject to market fluctuations and the current value is determined in the same manner as other portfolio securities.

EQUITRUST SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS (continued)

6.	Investment Transactions (continued)

The U.S. federal income tax basis of the Fund’s investments in securities and the net unrealized appreciation (depreciation) of investments for U.S. federal income tax purposes at July 31, 2007, by Portfolio, was composed of the following:

	Tax Cost of Investments in Securities	Gross Unrealized		Net Unrealized Appreciation of Investments
Portfolio		Appreciation	Depreciation
Value Growth	$75,136,349	$10,944,505	$6,351,638	$4,592,867
High Grade Bond	13,824,713	237,428	210,577	26,851
Strategic Yield	13,003,627	319,918	223,713	96,205
Managed	41,707,504	6,743,578	1,820,654	4,922,924
Blue Chip	38,356,635	26,391,153	2,914,225	23,476,928

The basis for U.S. federal income tax purposes and financial reporting purposes for investments in the Money Market Portfolio is the same and is equal to the underlying investments’ carrying value.

7.	Dividends and Distributions to Shareholders

Dividends from net investment income for the following Portfolios are declared daily and were payable on the last business day of the month as follows:

Ordinary Income Dividends:

	High Grade Bond			Strategic Yield			Money Market
Payable Date	Class A	Class B	Class I	Class A	Class B	Class I	Class A	Class B	Class I
August 31, 2006	$0.0362	$0.0323	$0.0430	$0.0454	$0.0431	$0.0522	$0.0030	$0.0028	$0.0039
September 29, 2006	0.0364	0.0331	0.0429	0.0559	0.0540	0.0623	0.0028	0.0026	0.0035
October 31, 2006	0.0370	0.0335	0.0443	0.0414	0.0395	0.0486	0.0030	0.0028	0.0038
November 30, 2006	0.0358	0.0327	0.0427	0.0437	0.0420	0.0502	0.0028	0.0026	0.0035
December 29, 2006	0.0347	0.0318	0.0414	0.0378	0.0362	0.0443	0.0027	0.0025	0.0033
January 31, 2007	0.0413	0.0383	0.0484	0.0622	0.0605	0.0693	0.0031	0.0029	0.0037
February 28, 2007	0.0463	0.0438	0.0523	0.0589	0.0577	0.0649	0.0027	0.0025	0.0032
March 30, 2007	0.0395	0.0368	0.0459	0.0369	0.0367	0.0430	0.0029	0.0027	0.0035
April 30, 2007	0.0390	0.0362	0.0455	0.0368	0.0311	0.0425	0.0030	0.0027	0.0036
May 31, 2007	0.0379	0.0348	0.0441	0.0438	0.0413	0.0499	0.0029	0.0027	0.0036
June 29, 2007	0.0370	0.0351	0.0431	0.0400	0.0376	0.0456	0.0027	0.0025	0.0033
July 31, 2007	0.0399	0.0403	0.0476	0.0416	0.0400	0.0488	0.0031	0.0028	0.0037

Total Dividends per Share	$0.4610	$0.4287	$0.5412	$0.5444	$0.5197	$0.6216	$0.0347	$0.0321	$0.0426

None of the ordinary income dividends qualify for the dividends received deduction by corporate shareholders for the High Grade Bond, Strategic Yield and Money Market Portfolios.

In addition, dividends and distributions to shareholders from net investment income and net realized gain from investment transactions were paid during the year ended July 31, 2007, for the following Portfolios:

Ordinary Income Dividends:

Portfolio	Declaration Date	Record Date	Payable Date	Amount Per Share
				Class A	Class B	Class I
Managed	10/30/06	10/30/06	10/31/06	$0.0838	$0.0653	$0.1093
Value Growth	12/27/06	12/27/06	12/28/06	0.0970	0.0466	0.1667
Managed	12/27/06	12/27/06	12/28/06	0.0567	0.0447	0.0744
Blue Chip	12/27/06	12/27/06	12/28/06	0.4763	0.2867	0.7839
Managed	03/29/07	03/29/07	03/30/07	0.1538	0.1353	0.1797
Managed	06/28/07	06/28/07	06/29/07	0.0785	0.0592	0.1067

EQUITRUST SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS (continued)

7.	Dividends and Distributions to Shareholders (continued)

Short-Term Capital Gains Distributions:

Portfolio	Declaration Date	Record Date	Payable Date	Amount Per Share
				Class A	Class B	Class I
Managed	12/27/06	12/27/06	12/28/06	$0.0791	$0.0791	$0.0791

The character of the short-term capital gain distributions were treated as ordinary for tax purposes.

Long-Term Capital Gains Distributions:

Portfolio	Declaration Date	Record Date	Payable Date	Amount Per Share
				Class A	Class B	Class I
Managed	12/27/06	12/27/06	12/28/06	$1.2258	$1.2258	$1.2258

The percentages of income dividends qualifying for the dividends received deduction by corporate shareholders for the Value Growth, Managed and Blue Chip Portfolios are 100%, 73% and 100%, respectively.

Federal Income Taxes

For the year ended July 31, 2007, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to the maximum amount of the following dividends as taxed at a maximum rate of 15%.

Portfolio	Maximum Amount
Value Growth—Class A	$374,226
Value Growth—Class B	35,889
Value Growth—Class I	105,329
High Grade Bond—Class A	300,523
High Grade Bond—Class B	121,954
High Grade Bond—Class I	247,225
Strategic Yield—Class A	383,583
Strategic Yield—Class B	102,566
Strategic Yield—Class I	288,247
Managed—Class A	702,928
Managed—Class B	148,765
Managed—Class I	262,442
Money Market—Class A	17,971
Money Market—Class B	7,717
Money Market—Class I	104,075
Blue Chip—Class A	359,346
Blue Chip—Class B	88,884
Blue Chip—Class I	218,485

Complete information is computed and reported in conjunction with the completion and mailing of the Fund’s Form 1099-DIV which is sent to Fund shareholders.

EQUITRUST SERIES FUND, INC.

FINANCIAL HIGHLIGHTS

Years ended July 31, 2007, 2006, 2005, 2004 and 2003

		Income from Investment Operations				Less Distributions
	Net Asset Value at Beginning of Period	Net Invest- ment Income		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Distributions
Value Growth Portfolio
Class A:
2007	$14.02	$0.23		$1.71	$1.94	$(0.10)	$—	$(0.10)
2006 (3)	13.88	0.09		0.10	0.19	(0.05)	—	(0.05)
Class B:
2007	$13.98	$0.16		$1.70	$1.86	$(0.05)	$—	$(0.05)
2006	13.79	0.05		0.19	0.24	(0.05)	—	(0.05)
2005	11.71	0.05		2.05	2.10	(0.02)	—	(0.02)
2004	10.17	0.02		1.55	1.57	(0.03)	—	(0.03)
2003	8.99	0.03		1.17	1.20	(0.02)	—	(0.02)
Class I:
2007	$14.17	$0.29		$1.76	$2.05	$(0.17)	$—	$(0.17)
2006	13.92	0.17		0.23	0.40	(0.15)	—	(0.15)
2005	11.81	0.16		2.07	2.23	(0.12)	—	(0.12)
2004	10.26	0.11		1.57	1.68	(0.13)	—	(0.13)
2003	9.06	0.16		1.14	1.30	(0.10)	—	(0.10)
High Grade Bond Portfolio
Class A:
2007	$10.20	$0.46		$0.06	$0.52	$(0.46)	$—	$(0.46)
2006 (3)	10.33	0.28		(0.13)	0.15	(0.28)	—	(0.28)
Class B:
2007	$10.20	$0.43		$0.05	$0.48	$(0.43)	$—	$(0.43)
2006	10.52	0.40		(0.32)	0.08	(0.40)	—	(0.40)
2005	10.52	0.41		—	0.41	(0.41)	—	(0.41)
2004	10.46	0.41		0.09	0.50	(0.41)	(0.03)	(0.44)
2003	10.49	0.39		(0.01)	0.38	(0.39)	(0.02)	(0.41)
Class I:
2007	$10.20	$0.54		$0.06	$0.60	$(0.54)	$—	$(0.54)
2006	10.53	0.51		(0.33)	0.18	(0.51)	—	(0.51)
2005	10.53	0.51		—	0.51	(0.51)	—	(0.51)
2004	10.46	0.51		0.10	0.61	(0.51)	(0.03)	(0.54)
2003	10.49	0.49	(2)	(0.01)	0.48	(0.49)	(0.02)	(0.51)
Strategic Yield Portfolio
Class A:
2007	$9.52	$0.54	(2)	$0.06	$0.60	$(0.54)	$—	$(0.54)
2006 (3)	9.66	0.33	(2)	(0.14)	0.19	(0.33)	—	(0.33)
Class B:
2007	$9.52	$0.52	(2)	$0.06	$0.58	$(0.52)	$—	$(0.52)
2006	9.91	0.47	(2)	(0.39)	0.08	(0.47)	—	(0.47)
2005	9.71	0.50		0.20	0.70	(0.50)	—	(0.50)
2004	9.30	0.54		0.41	0.95	(0.54)	—	(0.54)
2003	9.43	0.59	(2)	(0.13)	0.46	(0.59)	—	(0.59)
Class I:
2007	$9.52	$0.62		$0.06	$0.68	$(0.62)	$—	$(0.62)
2006	9.91	0.57		(0.39)	0.18	(0.57)	—	(0.57)
2005	9.70	0.61		0.21	0.82	(0.61)	—	(0.61)
2004	9.29	0.63		0.41	1.04	(0.63)	—	(0.63)
2003	9.43	0.69		(0.14)	0.55	(0.69)	—	(0.69)

		Ratios/Supplemental Data
Net Asset Value at End of Period	Total Investment Return Based on Net Asset Value (1)	Net Assets at End of Period (in thousands)	Ratio of Total Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$15.86	13.84%	$57,170	1.36%	1.36%	1.39%	29%
14.02	1.36%	55,250	1.52%	1.51%	0.63%	30%

$15.79	13.29%	$11,650	1.76%	1.75%	1.00%	29%
13.98	1.73%	13,239	1.83%	1.82%	0.30%	30%
13.79	17.91%	75,905	1.60%	1.60%	0.36%	17%
11.71	15.42%	69,495	1.62%	1.61%	0.13%	14%
10.17	13.37%	63,473	1.78%	1.78%	0.29%	11%

$16.05	14.49%	$10,722	0.77%	0.77%	1.98%	29%
14.17	2.91%	8,478	0.72%	0.71%	1.44%	30%
13.92	18.98%	6,131	0.71%	0.70%	1.25%	17%
11.81	16.40%	5,215	0.73%	0.73%	1.02%	14%
10.26	14.48%	4,205	0.81%	0.81%	1.30%	11%

$10.26	5.15%	$6,507	1.52%	1.52%	4.44%	8%
10.20	1.46%	6,831	1.57%	1.56%	4.08%	12%

$10.25	4.73%	$2,895	1.82%	1.81%	4.14%	8%
10.20	0.75%	3,260	1.80%	1.80%	3.85%	12%
10.52	3.93%	11,153	1.68%	1.68%	3.86%	13%
10.52	4.79%	12,287	1.67%	1.67%	3.81%	12%
10.46	3.58%	13,138	1.74%	1.74%	3.64%	23%

$10.26	5.96%	$4,573	0.74%	0.74%	5.23%	8%
10.20	1.75%	4,196	0.71%	0.71%	4.94%	12%
10.53	4.95%	3,917	0.70%	0.70%	4.82%	13%
10.53	5.89%	4,641	0.70%	0.70%	4.77%	12%
10.46	4.58%	4,429	0.83%	0.77%	4.52%	23%

$9.58	6.41%	$6,673	1.75%	1.74%	5.69%	18%
9.52	1.97%	6,494	1.80%	1.79%	5.20%	8%

$9.58	6.14%	$1,829	2.16%	2.00%	5.44%	18%
9.52	0.80%	2,121	2.17%	1.99%	4.91%	8%
9.91	7.34%	9,927	1.92%	1.92%	5.06%	7%
9.71	10.33%	10,309	1.91%	1.91%	5.55%	31%
9.30	5.05%	10,530	2.00%	2.00%	6.33%	44%

$9.58	7.25%	$4,754	0.94%	0.94%	6.48%	18%
9.52	1.93%	4,047	0.88%	0.87%	6.11%	8%
9.91	8.59%	3,256	0.86%	0.86%	6.11%	7%
9.70	11.46%	2,952	0.89%	0.89%	6.53%	31%
9.29	5.99%	2,736	0.99%	0.98%	7.29%	44%

EQUITRUST SERIES FUND, INC.

FINANCIAL HIGHLIGHTS (continued)

Years ended July 31, 2007, 2006, 2005, 2004 and 2003

		Income from Investment Operations				Less Distributions
	Net Asset Value at Beginning of Period	Net Invest- ment Income		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Distributions
Managed Portfolio
Class A:
2007	$15.66	$0.39	(2)	$1.10	$1.49	$(0.37)	$(1.30)	$(1.67)
2006 (3)	15.26	0.19	(2)	0.40	0.59	(0.19)	—	(0.19)
Class B:
2007	$15.65	$0.31	(2)	$1.10	$1.41	$(0.30)	$(1.30)	$(1.60)
2006	15.27	0.19	(2)	0.38	0.57	(0.19)	—	(0.19)
2005	13.79	0.13		1.48	1.61	(0.13)	—	(0.13)
2004	12.50	0.15		1.29	1.44	(0.15)	—	(0.15)
2003	11.26	0.18		1.24	1.42	(0.18)	—	(0.18)
Class I:
2007	$15.71	$0.50		$1.12	$1.62	$(0.47)	$(1.30)	$(1.77)
2006	15.32	0.35		0.39	0.74	(0.35)	—	(0.35)
2005	13.82	0.27		1.50	1.77	(0.27)	—	(0.27)
2004	12.53	0.27		1.29	1.56	(0.27)	—	(0.27)
2003	11.29	0.31	(2)	1.24	1.55	(0.31)	—	(0.31)
Money Market Portfolio
Class A:
2007	$1.00	$0.03	(2)	$—	$0.03	$(0.03)	$—	$(0.03)
2006 (3)	1.00	0.02	(2)	—	0.02	(0.02)	—	(0.02)
Class B:
2007	$1.00	$0.03	(2)	$—	$0.03	$(0.03)	$—	$(0.03)
2006	1.00	0.02	(2)	—	0.02	(0.02)	—	(0.02)
2005	1.00	0.01	(2)	—	0.01	(0.01)	—	(0.01)
2004	1.00	—	(2)	—	—	—	—	—
2003	1.00	—	(2)	—	—	—	—	—
Class I:
2007	$1.00	$0.04		$—	$0.04	$(0.04)	$—	$(0.04)
2006	1.00	0.03		—	0.03	(0.03)	—	(0.03)
2005	1.00	0.01	(2)	—	0.01	(0.01)	—	(0.01)
2004	1.00	0.01	(2)	—	0.01	(0.01)	—	(0.01)
2003	1.00	0.01	(2)	—	0.01	(0.01)	—	(0.01)
Blue Chip Portfolio
Class A:
2007	$41.52	$0.51		$6.24	$6.75	$(0.48)	$—	$(0.48)
2006 (3)	40.63	0.39		0.83	1.22	(0.33)	—	(0.33)
Class B:
2007	$41.41	$0.38		$6.23	$6.61	$(0.29)	$—	$(0.29)
2006	39.88	0.28		1.58	1.86	(0.33)	—	(0.33)
2005	37.26	0.40		2.57	2.97	(0.35)	—	(0.35)
2004	34.44	0.21		2.79	3.00	(0.18)	—	(0.18)
2003	32.16	0.14		2.23	2.37	(0.09)	—	(0.09)
Class I:
2007	$41.78	$0.83		$6.31	$7.14	$(0.78)	$—	$(0.78)
2006	40.17	0.75		1.60	2.35	(0.74)	—	(0.74)
2005	37.49	0.80		2.61	3.41	(0.73)	—	(0.73)
2004	34.65	0.59		2.80	3.39	(0.55)	—	(0.55)
2003	32.45	0.56	(2)	2.15	2.71	(0.51)	—	(0.51)

		Ratios/Supplemental Data
Net Asset Value at End of Period	Total Investment Return Based on Net Asset Value (1)	Net Assets at End of Period (in thousands)	Ratio of Total Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$15.48	9.80%	$29,245	1.56%	1.55%	2.43%	17%
15.66	3.86%	28,539	1.69%	1.68%	1.48%	36%

$15.46	9.27%	$7,618	2.02%	2.00%	1.98%	17%
15.65	3.73%	8,686	2.09%	1.99%	1.16%	36%
15.27	11.73%	38,193	1.80%	1.80%	0.90%	27%
13.79	11.50%	36,152	1.79%	1.79%	1.06%	14%
12.50	12.74%	34,540	1.96%	1.95%	1.55%	22%

$15.56	10.64%	$9,269	0.86%	0.86%	3.12%	17%
15.71	4.91%	7,802	0.85%	0.84%	2.32%	36%
15.32	12.91%	6,808	0.82%	0.82%	1.88%	27%
13.82	12.50%	5,726	0.84%	0.84%	2.00%	14%
12.53	13.96%	4,664	0.95%	0.92%	2.57%	22%

$1.00	3.52%	$469	2.52%	1.75%	3.46%	0%
1.00	1.81%	630	1.90%	1.88%	2.33%	0%

$1.00	3.26%	$225	2.83%	2.00%	3.22%	0%
1.00	1.98%	330	2.08%	1.99%	1.89%	0%
1.00	0.74%	2,953	1.82%	1.54%	0.74%	0%
1.00	0.14%	2,986	1.83%	0.88%	0.14%	0%
1.00	0.22%	2,978	1.82%	1.14%	0.22%	0%

$1.00	4.34%	$2,496	0.96%	0.96%	4.25%	0%
1.00	3.38%	2,419	0.84%	0.84%	3.71%	0%
1.00	1.37%	500	1.06%	0.92%	1.36%	0%
1.00	0.46%	500	0.99%	0.51%	0.51%	0%
1.00	0.79%	1,794	0.84%	0.56%	0.79%	0%

$47.79	16.29%	$35,062	1.24%	1.24%	1.07%	1%
41.52	3.03%	30,903	1.41%	1.41%	0.93%	0%

$47.73	15.98%	$14,130	1.51%	1.51%	0.80%	1%
41.41	4.68%	15,783	1.66%	1.65%	0.65%	0%
39.88	7.98%	49,326	1.46%	1.46%	1.03%	0%
37.26	8.70%	48,373	1.45%	1.45%	0.57%	1%
34.44	7.42%	44,919	1.64%	1.64%	0.44%	20%

$48.14	17.18%	$13,605	0.48%	0.47%	1.82%	1%
41.78	5.93%	11,354	0.48%	0.47%	1.84%	0%
40.17	9.11%	10,569	0.44%	0.44%	2.04%	0%
37.49	9.77%	10,048	0.45%	0.45%	1.57%	1%
34.65	8.56%	9,417	0.65%	0.56%	1.50%	20%

EQUITRUST SERIES FUND, INC.

NOTES TO FINANCIAL HIGHLIGHTS

(1) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period and is not annualized for periods less than one year. Contingent deferred sales charge or front-end sales charge is not reflected in the calculation of total investment return.

(2) Without EquiTrust Marketing or EquiTrust Investment’s voluntary reimbursement of a portion of certain of its expenses (see Note 3 to the financial statements) for the periods indicated, the following Portfolios would have had per share net investment income as shown:

	Year	Per Share Net Investment Income	Amount Reimbursed
High Grade Bond Portfolio
Class I	2003	$0.48	$1,935
Strategic Yield Portfolio
Class A	2007	$0.54	$392
	2006	0.33	94
Class B	2007	$0.50	$2,997
	2006	0.45	4,291
	2003	0.59	291
Managed Portfolio
Class A	2007	$0.39	$532
	2006	0.19	188
Class B	2007	$0.31	$1,225
	2006	0.17	8,503
Class I	2003	$0.31	$1,275
Money Market Portfolio
Class A	2007	$0.03	$3,944
	2006	0.02	140
Class B	2007	$0.02	$1,994
	2006	0.02	1,041
	2005	—	8,339
	2004	—	27,788
	2003	—	20,717
Class I	2005	$0.01	$668
	2004	0.01	4,537
	2003	0.01	4,854
Blue Chip Portfolio
Class I	2003	$0.54	$6,140

(3) Class A financial highlights are for the period December 1, 2005 to July 31, 2006. Respective ratios/supplemental data are computed on an annualized basis.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders

EquiTrust Series Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of EquiTrust Series Fund, Inc. (comprising, respectively the Value Growth, High Grade Bond, Strategic Yield, Managed, Money Market and Blue Chip Portfolios) as of July 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2007, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the EquiTrust Series Fund, Inc. at July 31, 2007, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Des Moines, Iowa

September 17, 2007

OFFICERS AND DIRECTORS

Name, Address and Age	Position(s) Held with Fund	Term of Office & Length of Time Served (1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Interested Persons (2)
Craig A. Lang (56)	President and Director	Since 2002	Dairy Farmer; Chairman and Director, FBL Financial Group, Inc.; President and Director, Iowa Farm Bureau Federation and other affiliates of the foregoing; Director, Western Agricultural Insurance Company and other affiliates of the foregoing; President and Trustee, EquiTrust Variable Insurance Series Fund; Member, Growmark, Inc. Coordinating Committee and American Farm Bureau Federation Board of Directors; past member, Cattlemens Beef Board.	13	Director, Farm Bureau Bank (San Antonio, Texas); Director, Iowa Telecommunications Services, Inc., (Newton, Iowa); Past Director, Iowa Economic Development Board (Des Moines, Iowa); Past Director, Plant Science Institute, (Iowa State University); Member, Iowa Board of Regents.
James W. Noyce (51)	Vice President	Since 1996	Chief Executive Officer and Class A Director, FBL Financial Group, Inc. and other affiliates of the foregoing; Chief Executive Officer and Director, EquiTrust Life Insurance Company and Other affiliates Of the foregoing; Chief Executive Officer and Manager, EquiTrust Marketing Services, LLC; Chief Executive Officer and Director, EquiTrust Investment Management Services, Inc., and other affiliates of the foregoing; President, Chief Executive and Director, FBL Leasing Services, Inc.; Chief Executive Officer, Chief Financial Officer and Chief Administrative Officer, Western Computer Services, Inc.; Vice President And Director, EquiTrust Variable Insurance Series Fund and EquiTrust Money Market Fund, Inc.	13
James P. Brannen (45)	Chief Financial Officer	Since 2007	Chief Financial Officer and Chief Administrative Officer; FBL Financial Group, Inc. and other affiliates of the foregoing; Chief Administrative Officer, Treasurer and Manager. EquiTrust Marketing Services, LLC; Vice President, Treasurer and Director, EquiTrust Investment Management Services, Inc., FBL Real Estate Ventures, Ltd. and other affiliates of the foregoing; President Treasurer and Director, FBL Leasing Services, Inc.; Chief Executive Officer; Chief Financial Officer and Chief Administrative Officer, Western Computer Services, Inc.; Chief Financial Officer and Treasurer, EquiTrust Variable Insurance Series Fund and EquiTrust Money Market Fund, Inc.
Dennis M. Marker (56)	Chief Executive Officer	Since 1982	Vice President-Investment Administration, FBL Financial Group, Inc. and other affiliates of the foregoing; President and Director, EquiTrust Investment Management Services, Inc.; Chief Compliance Officer, Vice President-Investment Administration and Manager, EquiTrust Marketing Services, LLC; Chief Executive Officer, EquiTrust Variable Insurance Series Fund and EquiTrust Money Market Fund, Inc.; Vice President and Director, FBL Leasing Services, Inc.
Stephen M. Morain (62)	Senior Vice President and General Counsel	Since 1982	General Counsel and Assistant Secretary, Iowa Farm Bureau Federation; General Counsel, Secretary and Director, Farm Bureau Management Corporation; Senior Vice President and General Counsel, FBL Financial Group, Inc. and other affiliates of the foregoing; Senior Vice President, General Counsel and Manager, EquiTrust Marketing Services, LLC; Senior Vice President, General Counsel and Director, EquiTrust Investment Management Services, Inc.

Name, Address and Age	Position(s) Held with Fund	Term of Office & Length of Time Served (1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
JoAnn Rumelhart (54)	Executive Vice President	Since 2000	Executive Vice President, Farm Bureau Life Insurance Company and other affiliates of the foregoing; Vice President, EquiTrust Life Insurance Company; Executive Vice President and Director, EquiTrust Investment Management Services, Inc.; Executive Vice President and Manager, EquiTrust Marketing Services, LLC; Executive Vice President, EquiTrust Variable Insurance Series Fund and EquiTrust Money Market Fund, Inc.
John M. Paule (51)	Chief Marketing Officer	Since 2000	Chief Marketing Officer, FBL Financial Group, Inc. and other affiliates of the foregoing; Executive Vice President, EquiTrust Life Insurance Company; Chief Marketing Officer and Director, EquiTrust Investment Management Services, Inc.; Chief Marketing Officer and Manager, EquiTrust Marketing Services, LLC.
Lou Ann Sandburg (59)	Vice President — Investments and Assistant Treasurer	Since 1999	Vice President — Investments and Assistant Treasurer, FBL Financial Group, Inc. and other affiliates of the foregoing; Chief Compliance Officer, Vice President — Investments, Assistant Treasurer and Director, EquiTrust Investment Management Services, Inc.; Vice President, Assistant Treasurer and Manager, EquiTrust Marketing Services, LLC; Vice President, FBL Financial Services, Inc. and other affiliates of the foregoing; Vice President and Director, FBL Leasing Services, Inc.; Vice President, Secretary and Director, FBL Real Estate Ventures, Ltd.
Kristi Rojohn (44)	Chief Compliance Officer, Investment Compliance Vice President And Secretary	Since 1990	Chief Compliance Officer, Investment Compliance Vice President and Secretary, EquiTrust Variable Insurance Series Fund and EquiTrust Money Market Fund, Inc.; Investment Compliance Vice President and Secretary, EquiTrust Investment Management Services, Inc. and other affiliates of the foregoing.
Rob Ruisch (40)	Mutual Fund Accounting Director	Since 2005	Mutual Fund Accounting Director, EquiTrust Investment Management Services, Inc. and other affiliates of the foregoing.
Karen Garza (37)	Assistant Secretary	Since 2005	Assistant Secretary, EquiTrust Investment Management Services, Inc. and other affiliates of the foregoing.
Jennifer Morgan (36)	Assistant Secretary	Since 2005	Assistant Secretary, EquiTrust Investment Management Services, Inc. and other affiliates of the foregoing.
Sara Welp (25)	Assistant Secretary	Since 2006	Assistant Secretary, EquiTrust Investment Management Services, Inc. and other affiliates of the foregoing.
Jodi Winslow (32)	Assistant Secretary	Since 2004	Assistant Secretary, EquiTrust Investment Management Services, Inc. and other affiliates of the foregoing.
Non-Interested Persons
Erwin H. Johnson (64) 1841 March Avenue Charles City, Iowa 50616-9115	Director	Since 1989	Farmer; Owner and Manager, Center View Farms, Co.; Farm Financial Planner, Iowa State University Cooperative Extension Service; Seed Sales, Syngenta.	13	Director, First Security Bank and Trust Co. (Charles City, Iowa)
Kenneth Kay (64) 51606 590th Street Atlantic, Iowa 50022-8233	Director	Since 1996	President, K-Ranch Inc.	13	Director, First Whitney Bank & Trust (Atlantic, Iowa)
Steven W. Plate (51) c/o Plate, Baker & Co. 1003 Main Street Grinnell, Iowa 50112	Director	Since 2003	CPA/Owner, Plate, Baker & Co., P.C., Certified Public Accountants.	13
James D. Wallace (52) 1111 Ashworth Road West Des Moines, Iowa 50265	Director	Since 2004	President and CEO, Guide One Insurance and various subsidiaries; former President and CEO, National Travelers Life Company and various subsidiaries.	13

Name, Address and Age	Position(s) Held with Fund	Term of Office & Length of Time Served (1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Erlin J. Weness (63) 1620 Pinewood Drive Worthington, Minnesota 56187	Director	Since 2003	Owner and Operator, Weness Consulting; Extension Educator — Farm Management, University of Minnesota.	13	Director, First State Bank Southwest (Worthington, Minnesota), First State Insurance Agency (Worthington, Minnesota) and First Rushmore Bancorporation (Worthington, Minnesota)

1	Officers are elected annually by the Board of Directors and their terms continue until they are replaced or resign. Each director shall serve as a director until the next meeting of shareholders called for the purpose of conducting the election of such director or a successor to such director, and until a successor is elected and qualified, or until such director sooner dies, resigns or is removed.
2	All interested persons maintain the same business address of 5400 University Avenue, West Des Moines, Iowa 50266. Messrs. Lang and Oddy are interested directors of the Fund by virtue of their positions with the Adviser, Distributor and/or affiliated person of the Adviser and Distributor.

The Statement of Additional Information (“SAI”) includes additional information about Fund directors and is available upon request without charge. To request a copy of the SAI, please call 1-877-860-2904 M-F 8:00 AM to 4:30 PM.

The officers and directors of the Fund also serve in similar capacities as officers and directors of EquiTrust Money Market Fund, Inc. and officers and trustees of EquiTrust Variable Insurance Series Fund. All, except one, of the Fund’s officers and interested directors are officers and directors of the Adviser and/or the Distributor or an affiliate thereof. Interested directors serve without any compensation from the Fund. Each of the directors not affiliated with the Adviser and/or the Distributor or an affiliate thereof will be compensated by the Fund. Each unaffiliated director will receive an annual retainer of $8,000 for serving on the boards of all EquiTrust Mutual Funds, and a fee of $1,500 plus expenses for each directors’ meeting of the EquiTrust Mutual Funds attended. A fee of $500 shall be paid for each committee meeting attended. The chairperson of a committee shall be paid $750 for each committee meeting attended. A fee of $250 shall be paid for each telephonic board meeting attended. For the fiscal year ended July 31, 2007, the Fund paid directors’ fees totaling $26,833.

Information on Proxy Voting:

EquiTrust Series Fund, Inc. (the “Fund”) has delegated the authority to vote proxies related to the Fund’s portfolio securities to the Fund’s investment adviser, EquiTrust Investment Management Services, Inc. (the “Adviser”). A description of the policies and procedures that the Adviser uses in fulfilling this responsibility is available, without charge, upon request by calling 1-877-860-2904. It also appears in the Fund’s Statement of Additional Information, which can be found on the SEC’s website at http://www.sec.gov. The Fund’s proxy voting record for the most recent 12-month period ended June 30, 2007 is available without charge, by calling the toll-free number listed above or by accessing the SEC’s website.

Form N-Q Disclosure:

The Fund files a complete schedule of portfolio holdings for its first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of Form N-Q is also available, without charge, by calling the Fund at 1-877-860-2904.

Item 2.	Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code of ethics may be obtained upon request, without charge, by contacting the registrant at it principal executive office.

Item 3.	Audit Committee Financial Expert.

(a)	(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(2) The audit committee financial expert is James D. Wallace. Mr. Wallace is independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees: For the Fund’s fiscal years ended July 31, 2006 and July 31, 2007, the aggregate fees billed by the Fund’s principal accountant for the audit of the Fund’s financial statements were $62,100 and $69,200, respectively.

(b)	Audit-Related Fees: There were no audit-related fees billed to the Fund for the fiscal years ended July 31, 2006 or July 31, 2007.

(c)	Tax Fees: None.

(d)	All Other Fees: For the Fund’s fiscal years ended July 31, 2006 and July 31, 2007, the aggregate fees billed by the Fund’s principal accountant included fees related to the audits of EquiTrust Money Market Fund, Inc. and EquiTrust Variable Insurance Series Fund; as well as fees for services performed by the principal accountant for EquiTrust Investment Management Services, Inc. and EquiTrust Marketing Services, LLC, affiliates of the Fund that provide support for the operations of the Fund. The amounts of these fees are as follows:

Fiscal Year Ended:	July 31, 2006	July 31, 2007
Fees related to audits of EquiTrust Money Market Fund, Inc. and EquiTrust Variable Insurance Series Fund	$68,600	$71,600
Services performed for EquiTrust Marketing Services, LLC and EquiTrust Investment Management Services, Inc.	$42,900	$43,800

(e)	(1) On May 12, 2003, the Fund’s Audit Committee adopted the following pre-approval policies and procedures:

IV. RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Audit Committee shall:

…

C.	Independent registered public accounting firm

…

2.	Pre-approve any engagement of the independent registered public accounting firm to provide any services to the Fund, including the fees and other compensation to be paid to the independent registered public accounting firm. Notwithstanding the above, the independent registered public accounting firm shall not perform any of the following non-audit services for the Fund (“prohibited non-audit services”):

a.	bookkeeping or other services related to the accounting records or financial statements of the Fund;

b.	financial information systems design and implementation;

c.	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

d.	actuarial services;

e.	internal audit outsourcing services;

f.	management functions or human resources;

g.	broker or dealer, investment adviser, or investment banking services;

h.	legal services and expert services unrelated to the audit; and

i.	any other services that the Public Company Accounting Oversight Board determines are impermissible.

3.

Pre-approve any engagement of the independent registered public accounting firm, including the fees and other compensation to be paid to the independent registered public accounting firm, to provide any non-audit services to the Adviser (or any “control affiliate”[1] of the Adviser providing ongoing services to the Fund), if the engagement relates directly to the operations and financial reporting of the Fund.

•

The Chairman of the Audit Committee (or in his absence, any member of the Audit Committee) may grant the pre-approval referenced in Sections IV.C. 2 and 3 above for non-prohibited services for engagements of less than $5000. Each member of the Audit Committee shall be notified in writing of the pre-approval promptly following the granting of such approval. In addition, all such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

[1]	“Control affiliate” means any entity controlling, controlled by, or under common control with the Adviser.

•	Pre-approval of non-audit services for the Fund pursuant to Section IV.C. 2 above is not required, if:

(a)	the aggregate amount of all non-audit services provided to the Fund is less than 5% of the total fees paid by the Fund to the independent registered public accounting firm during the fiscal year in which the non-audit services are provided;

(b)	the services were not recognized by Fund management at the time of the engagement as non-audit services; and

(c)	such services are promptly brought to the attention of the Audit Committee by Fund management and the Audit Committee approves them (which may be by delegation) prior to the completion of the audit.

•	Pre-approval of non-audit services for the Adviser (or any affiliate of the Adviser providing ongoing services to the Fund) pursuant to Section IV.C.3 above is not required, if:

(a)	the aggregate amount of all non-audit services provided is less than 5% of the total fees paid by the Fund, the Adviser and any “control affiliate” of the Adviser providing ongoing services to the Fund to the independent registered public accounting firm during the fiscal year in which the non-audit services are provided;

(b)	the services were not recognized by Fund management at the time of the engagement as non-audit services; and

(c)	such services are promptly brought to the attention of the Audit Committee by Fund management and the Audit Committee approves them (which may be by delegation) prior to the completion of the audit.

…

(e)	(2) Not applicable.

(f)	Not applicable.

(g)	Aggregate Non-Audit Fees: For the Fund’s fiscal year ended July 31, 2006 the aggregate non-audit fees billed by the Fund’s principal accountant for services rendered to the Fund, the Fund’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Fund were $5,500. The fees billed were research and consultation fees in regard to the issuance of Class A shares. For the fiscal year ended July 31, 2007, $5,000 in fees were billed for research and consultation services provided during the SEC examination.

(h)	The Audit Committee of the Board of Directors of the Fund has reviewed the statement of independence provided by Ernst & Young, the Fund’s principal accountant, considered whether the provision of non-audit services by the firm to the Fund’s investment adviser and any entity controlling, controlled by, or under common control with the adviser is compatible with such firm’s independence with respect to the Fund, and concluded that the non-audit services provided by Ernst & Young does not compromise that firm’s independence with regard to the Fund.

Item 5.	Audit Committee of Listed Registrant.

Not applicable.

Item 6.	Schedule of Investments.

See Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

On November 18, 2004, the registrant adopted procedures by which shareholders may recommend nominees to the registrant’s board of directors. Those procedures specify that shareholders may recommend candidates for board positions by forwarding their correspondence by U.S. mail or courier service to the registrant’s secretary to the attention of the Chairman of the Nominating Committee. Suggestions for candidates for specific positions must be received by such date as established by the Nominating Committee.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There has been no change to the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	See Item 2(a).

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) EquiTrust Series Fund, Inc.

By:	/s/ Dennis M. Marker
Name: Dennis M. Marker
Title: Chief Executive Officer
Date: 9/24/07

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Dennis M. Marker
Name: Dennis M. Marker
Title: Chief Executive Officer
Date: 9/24/07

By:	/s/ James P. Brannen
Name: James P. Brannen
Title: Chief Financial Officer
Date: 9/24/07